Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/08 SF QR       Printed on recycled paper

2008

Third Quarter Report

September 30, 2008

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of negative 12.1% for the third quarter of 2008, compared to negative 8.4% for the Standard & Poor’s 500 Index (S&P 500). Longer-term results appear on page three. At quarter end, the Fund had net assets of $45.3 billion with a cash position of 2.6%.

INVESTMENT STRATEGY

The U.S. capital markets continue to experience a period of extraordinary turmoil, marked by liquidity and credit concerns in the financial sector and a series of government interventions. This has been a difficult period for investors in the Fund. As fellow Fund shareholders, Dodge & Cox employees share in the recent disappointing results. We believe that the fear and uncertainty currently gripping the financial markets mask the long-term prospects for global growth, and we see opportunities to benefit from this disconnect.

Market turmoil is nothing new for Dodge & Cox, which has managed investments since 1930. In the last two significant banking downturns (early 1980s and 1990–91), banks experienced difficulties due to asset quality and funding concerns, and their stock prices fell to low levels. During those periods, many banks failed and the industry consolidated. However, banks with strong, long-term business franchises survived and ultimately flourished during the subsequent recovery. It was not a case of the regulators bailing out systemically important banks during those prior downturns, but rather providing banks with the breathing room and flexibility needed to overcome temporary challenges.

The current credit cycle, beginning in the summer of 2007 but worsening recently, has proven to be similar in some ways but different in others. The lack of confidence in the financial system worldwide has severely constrained credit and capital flows, resulting in a series of bank failures in the U.S. and Europe. Mark-to-market accounting (which did not exist to the same extent in the 1980s and 1990s) has required banks to value distressed assets at the prices established by desperate sellers. This, in turn, has led to an unprecedented need by many financial institutions to raise capital in a short period of time, and has exacerbated the crisis of confidence in the financial system.

The severity of this downturn has been extreme, and market forces have led the U.S. government to take far-reaching measures during this crisis. While we understood the potential regulatory risks of investing in the financial sector, it has become clear with the benefit of 20/20 hindsight that we are facing an entirely new financial regulatory environment, one in which the “forbearance” practiced by regulators in past crises has been replaced by more proactive moves in the interest of containing “systemic risk.” It is an unprecedented time, and we obviously have difficulty looking at the recent situation through the eyes of the financial regulators, who have a tough, unenviable job. But, in many cases, their actions have set loose a chain reaction of unintended consequences that has further eroded investor confidence and constricted many financial institutions’ access to the equity and debt markets.

Amid the extreme volatility, many of the Fund’s holdings are down sharply in price. In the past few months, Fannie Mae, American International Group (AIG), and Wachovia Corp. have either been placed into conservatorship by the federal government or entered into transactions that largely diluted shareholder value. While in each of these cases we believe that our assessment of the strength of the company’s business franchise and its long-term prospects was justified, in the end the regulators crafted arrangements to address broader systemic concerns at the expense of each company’s shareholders. (For instance, Wachovia possessed capital levels well above regulatory requirements, significant liquidity and, as of September 25, a growing deposit base. Despite this, the U.S. government seizure that day of Washington Mutual led to a concern about Wachovia’s liquidity, and the government facilitated a quick sale which, if completed, would result in large losses to Wachovia shareholders.)

Evaluating the capital structure and liquidity profile of a company has always been an important part of our research effort. Given the challenging nature of this credit crisis we have adapted our review of short-term funding sources and requirements, vulnerability to ratings agency

PAGE 1 ▪ DODGE & COX STOCK FUND

downgrades, and other financial metrics of all holdings in the Fund to assess their ability to withstand current market stress and survive over the long term.

THE OPPORTUNITY AHEAD FOR LONG-TERM, VALUE INVESTING

It has been our experience that times of financial stress, like the one we are in today, often lead to great opportunities for long-term, disciplined investors. Our investment philosophy is designed to capture these opportunities and generate value for Fund shareholders. Our fundamental investment approach has guided us through past challenging periods, and we believe it will ultimately prove its worth through this market as well. This approach consists of a three-to-five year investment horizon, an analysis of each company’s long-term earnings prospects relative to its current stock price, and an understanding of the importance of diversification.

We continue to maintain a broadly diversified portfolio in the Fund. At quarter end, the Fund had 80 holdings of which 66 (comprising 84% of the Fund) were outside of the Financials sector. Twenty-four percent of the Fund was invested in Health Care stocks, mostly in leading pharmaceutical companies trading at decades-low valuations. Another 18% of the Fund was invested in Information Technology companies that should benefit from rapid technological innovation and growing demand from the developing world. Media stocks made up 12% of the Fund and included significant positions in two of the largest cable television operators (Comcast and Time Warner), which historically have generated relatively stable cash flows during periods of economic stress. Eleven percent of the Fund was invested in Energy and Materials stocks—providers of basic inputs to developing economies. Finally, 14% of the Fund was invested in Financials, spread across banks, insurers, diversified financial companies, and one asset manager.

Importantly, though investors face unprecedented near-term uncertainty, the backdrop for long-term investing is more encouraging given the substantial drop in equity valuations. While the current financial crisis has led to a slowdown in economic growth, we believe the U.S. economy is resilient; it has rebounded from significant strains in the past, and will undoubtedly recover from the challenges it faces today. Given this outlook and significantly lower starting prices, we believe the return outlook for equities for the next five years has improved.

Moreover, the global economy is now less dependent on the U.S. consumer than it has been in past cycles. Spurred by the forces of technological progress and free market economic principles, the five billion people in the developing world, organizing to produce and consume more, represent a significant long-term opportunity for many of the Fund’s holdings.

IN CLOSING

Although predicting the short-term direction of financial markets is impossible, decades of experience have taught us that periods of uncertainty often present some of the best long-term investment opportunities. We believe our investment approach—based on a three-to-five year investment horizon and a fundamental understanding of a company’s prospects in relation to its valuation—is critical in navigating the current uncertain market environment. We encourage our shareholders to take a similar long-term view.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

November 4, 2008

DODGE & COX STOCK FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund lagged the S&P 500 by 3.7% for the third quarter.

Key Detractors from Relative Results:

▪

Very weak returns from Financials holdings (down 35% versus up 1% for the S&P 500 sector) had by far the largest negative impact on performance. AIG (down 87%), Wachovia (down 77%), and Fannie Mae (down 92%), were the most notable detractors, due to government “rescues” and the worsening credit crisis.

▪	Despite a strong return from Wal-Mart (up 7%), a lower weighting in Consumer Staples (3% versus 12% for the S&P 500 sector at quarter end) hurt relative performance.
▪

A higher relative weighting in the Consumer Discretionary sector (21% versus 8% for the S&P 500 sector), in combination with the underperformance of the Fund’s holdings (down 9% versus down 1%), detracted from results. In particular, Sony (down 29%) and News Corp. (down 20%) lagged.

▪	Significant detractors included Sprint Nextel (down 36%), Baker Hughes (down 31%), and Schlumberger (down 27%).

Key Contributors to Relative Results:

▪	A lower weighting in the Energy sector (8% versus 13% for the S&P 500 sector) contributed to relative results, as the sector was the worst performing area of the S&P 500.
▪	A strong return from holdings in the Materials sector helped: Rohm and Haas (being acquired by Dow Chemical) was up 60% through date of final sale.
▪	A significantly higher weighting in the Health Care sector (24% versus 13% for the S&P 500 sector) was beneficial. Amgen (up 26%), Covidien (up 13%), and Pfizer (up 7%) were notable contributors.
▪	Significant contributors included financial services companies Wells Fargo (up 60%) and Capital One (up 35%), Comcast (up 4%), and Hewlett-Packard (up 5%).

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	-29.59%	5.43%	8.90%	11.90%
S&P 500	-21.95	5.17	3.07	9.94

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	September 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$97.44
Total Net Assets (billions)	$45.3
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.52%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	20%
30-Day SEC Yield(a)	1.55%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

ASSET ALLOCATION

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	80	500
Median Market Capitalization (billions)	$17	$9
Weighted Average Market Capitalization (billions)	$66	$87
Price-to-Earnings Ratio(b)	11.2x	17.0x
Foreign Stocks(c)	19.2%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	5.3%
Comcast Corp.	5.0
Novartis AG (Switzerland)	3.3
Time Warner, Inc.	3.0
Sanofi-Aventis (France)	3.0
Capital One Financial Corp.	3.0
GlaxoSmithKline PLC (United Kingdom)	2.9
Amgen, Inc.	2.7
General Electric Co.	2.6
Wells Fargo & Co.	2.6

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	24.0%	13.1%
Consumer Discretionary	20.7	8.5
Information Technology	17.8	16.0
Financials	13.6	15.8
Energy	7.9	13.4
Industrials	6.1	11.1
Materials	3.1	3.4
Consumer Staples	2.8	12.2
Telecommunication Services	1.4	3.0
Utilities	0.0	3.5

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS: 97.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.7%
AUTOMOBILES & COMPONENTS: 1.5%
Ford Motor Co.(a)	79,288,699	$412,301,235
General Motors Corp.(c)	29,957,700	283,100,265

		695,401,500
CONSUMER DURABLES & APPAREL: 4.0%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	43,939,647	761,474,083
Sony Corp. ADR(b) (Japan)	33,229,550	1,025,796,208
Thomson ADR(a),(b) (France)	5,988,000	21,197,520

		1,808,467,811
MEDIA: 11.5%
Comcast Corp., Class A(c)	115,257,632	2,262,507,316
DISH Network Corp., Class A(a)	6,545,670	137,459,070
Interpublic Group of Companies, Inc.(a),(c)	22,405,193	173,640,246
Liberty Entertainment, Series A(a)	3,646,840	91,061,595
Liberty Global, Inc., Series A(a)	862,707	26,140,022
Liberty Global, Inc., Series C(a)	1,369,640	38,473,187
News Corp., Class A	92,644,426	1,110,806,668
Time Warner, Inc.	104,107,500	1,364,849,325

		5,204,937,429
RETAILING: 3.7%
CarMax, Inc.(a),(c)	11,378,306	159,296,284
Genuine Parts Co.	2,783,389	111,920,072
Home Depot, Inc.	26,216,700	678,750,363
Liberty Interactive, Series A(a)	21,198,975	273,678,767
Macy’s, Inc.	12,580,170	226,191,456
The Sherwin-Williams Co.	4,200,300	240,089,148

		1,689,926,090

		9,398,732,830
CONSUMER STAPLES: 2.8%
FOOD & STAPLES RETAILING: 2.8%
Wal-Mart Stores, Inc.	18,038,650	1,080,334,749
Walgreen Co.	5,714,375	176,917,050

		1,257,251,799
ENERGY: 7.9%
Baker Hughes, Inc.	9,746,294	590,040,639
Chevron Corp.	9,234,717	761,679,458
ConocoPhillips	2,704,050	198,071,662
Occidental Petroleum Corp.	13,633,400	960,473,030
Royal Dutch Shell PLC ADR(b) (United Kingdom)	7,317,864	417,776,856
Schlumberger, Ltd.	8,560,512	668,490,382

		3,596,532,027

	SHARES	VALUE
FINANCIALS: 13.6%
BANKS: 4.5%
Fannie Mae	35,714,748	$54,643,564
HSBC Holdings PLC ADR(b) (United Kingdom)	5,491,050	443,841,572
Wachovia Corp.	107,365,622	375,779,677
Wells Fargo & Co.	30,940,000	1,161,178,200

		2,035,443,013
DIVERSIFIED FINANCIALS: 6.8%
Capital One Financial Corp.(c)	26,304,011	1,341,504,561
Citigroup, Inc.	48,608,800	996,966,488
Credit Suisse Group AG ADR(b) (Switzerland)	4,900,400	236,591,312
Legg Mason, Inc.	4,354,000	165,713,240
SLM Corp.(a),(c)	27,366,682	337,704,856

		3,078,480,457
INSURANCE: 2.3%
AEGON NV(b) (Netherlands)	28,850,762	253,309,690
American International Group, Inc.	73,978,487	246,348,362
Genworth Financial, Inc., Class A	7,898,300	68,004,363
Loews Corp.	4,210,100	166,256,849
The Travelers Companies, Inc.	7,114,650	321,582,180

		1,055,501,444

		6,169,424,914
HEALTH CARE: 24.0%
HEALTH CARE EQUIPMENT & SERVICES: 8.6%
Boston Scientific Corp.(a)	43,239,300	530,546,211
Cardinal Health, Inc.(c)	22,459,850	1,106,821,408
Covidien, Ltd.	8,478,750	455,817,600
Health Management Associates, Inc.(a),(c)	15,315,300	63,711,648
UnitedHealth Group, Inc.	23,161,297	588,065,331
WellPoint, Inc.(a)	24,393,843	1,140,900,037

		3,885,862,235

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.4%
Amgen, Inc.(a)	20,706,600	1,227,280,182
GlaxoSmithKline PLC ADR(b) (United Kingdom)	30,738,300	1,335,886,518
Novartis AG ADR(b) (Switzerland)	28,478,700	1,504,814,508
Pfizer, Inc.	56,694,204	1,045,441,122
Sanofi-Aventis ADR(b) (France)	41,219,900	1,354,898,113
Wyeth	14,650,500	541,189,470

		7,009,509,913

		10,895,372,148

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 6.1%
CAPITAL GOODS: 3.7%
General Electric Co.	47,179,900	$1,203,087,450
Koninklijke Philips Electronics NV(b) (Netherlands)	3,156,900	86,025,525
Masco Corp.	4,200,801	75,362,370
Tyco International, Ltd.	9,122,350	319,464,697

		1,683,940,042
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	4,080,350	135,712,441

TRANSPORTATION: 2.1%
FedEx Corp.	11,647,400	920,610,496

		2,740,262,979
INFORMATION TECHNOLOGY: 17.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.8%
Maxim Integrated Products, Inc.(c)	19,434,400	351,762,640

SOFTWARE & SERVICES: 4.4%
BMC Software, Inc.(a),(c)	6,500,300	186,103,589
Cadence Design Systems, Inc.(a),(c)	21,304,200	144,016,392
Citrix Systems, Inc.(a)	9,023,622	227,936,692
Computer Sciences Corp.(a),(c)	14,876,178	597,873,594
Compuware Corp.(a),(c)	22,073,112	213,888,455
EBay, Inc.(a)	22,063,800	493,787,844
Synopsys, Inc.(a)	6,819,269	136,044,416

		1,999,650,982
TECHNOLOGY, HARDWARE & EQUIPMENT: 12.6%
Ericsson ADR(b) (Sweden)	21,907,300	206,585,839
Hewlett-Packard Co.	52,093,008	2,408,780,690
Hitachi, Ltd. ADR(b) (Japan)	8,288,100	575,111,259
Kyocera Corp. ADR(b) (Japan)	3,430,500	261,266,880
Molex, Inc.	2,550,000	57,247,500
Molex, Inc., Class A	8,717,530	181,411,799
Motorola, Inc.(c)	152,977,011	1,092,255,859
Sun Microsystems, Inc.(a)	4,554,138	34,611,449
Tyco Electronics, Ltd.	12,587,250	348,163,335
Xerox Corp.(c)	46,618,000	537,505,540

		5,702,940,150

		8,054,353,772
MATERIALS: 3.1%
Cemex SAB de CV ADR(b) (Mexico)	12,132,572	208,922,890
Domtar Corp.(a)	16,402,600	75,451,960
Dow Chemical Co.	29,960,445	952,142,942
Vulcan Materials Co.	2,105,048	156,826,076

		1,393,343,868

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 1.4%
Sprint Nextel Corp.	101,632,739	$619,959,708

		619,959,708

TOTAL COMMON STOCKS (Cost $53,363,026,583)		$44,125,234,045

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$42,943,861	$42,943,861

REPURCHASE AGREEMENT: 2.0%
Fixed Income Clearing Corporation(d) 1.60%, 10/1/08, maturity value $927,134,204	927,093,000	927,093,000

TOTAL SHORT-TERM INVESTMENTS (Cost $970,036,861)		$970,036,861

TOTAL INVESTMENTS (Cost $54,333,063,444)	99.5%	$45,095,270,906
OTHER ASSETS LESS LIABILITIES	0.5%	227,086,362

NET ASSETS	100.0%	$45,322,357,268

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 12/16/08-2/23/09; and Federal Home Loan Bank 0.00%-5.25%, 12/17/08-1/16/09. Total collateral value is $945,638,344.

ADR: American Depositary Receipt

DODGE & COX STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$44,168,177,906
Level 2: Other Significant Observable Inputs	927,093,000
Level 3: Significant Unobservable Inputs	—

Total	$45,095,270,906

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $9,237,792,538, of which $5,492,059,831 represented appreciated securities and $14,729,852,369 represented depreciated securities.

PAGE 7 ▪ DODGE & COX STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2008. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
BMC Software, Inc.	10,602,400	6,400	(4,108,500)	6,500,300	$—	(b)	$—	(c)
Cadence Design Systems, Inc.	—	21,304,200	—	21,304,200	—	(b)	144,016,392
Capital One Financial Corp.	22,303,074	4,000,937	—	26,304,011	29,590,100		1,341,504,561
Cardinal Health, Inc.	23,396,450	13,400	(950,000)	22,459,850	9,104,596		1,106,821,408
CarMax, Inc.	6,800,400	4,577,906	—	11,378,306	—	(b)	159,296,284
Comcast Corp., Class A	138,558,560	639,072	(23,940,000)	115,257,632	16,557,548		—	(c)
Computer Sciences Corp.	11,677,300	3,506,900	(308,022)	14,876,178	—	(b)	597,873,594
Compuware Corp.	19,325,400	2,747,712	—	22,073,112	—	(b)	213,888,455
Electronic Data Systems Corp.	34,224,100	17,200	(34,241,300)	—	3,423,435		—
General Motors Corp.	—	29,957,700	—	29,957,700	9,160,121		283,100,265
Health Management Associates, Inc.	15,307,700	7,600	—	15,315,300	—	(b)	63,711,648
Interpublic Group of Companies, Inc.	28,806,600	16,400	(6,417,807)	22,405,193	—	(b)	—	(c)
Maxim Integrated Products, Inc.	12,167,100	7,267,300	—	19,434,400	10,690,861		351,762,640
Motorola, Inc.	116,820,111	36,156,900	—	152,977,011	21,989,197		1,092,255,859
SLM Corp.	7,201,100	20,665,582	(500,000)	27,366,682	—	(b)	337,704,856
Xerox Corp.	48,387,700	30,300	(1,800,000)	46,618,000	5,942,694		537,505,540

					$106,458,552		$6,229,441,502

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

DODGE & COX STOCK FUND ▪ PAGE 8

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PAGE 9 ▪ DODGE & COX STOCK FUND

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DODGE & COX STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/08 GSF QR       Printed on recycled paper

2008

Third Quarter Report

September 30, 2008

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of negative 19.1% for the third quarter of 2008, compared to negative 15.2% for the Morgan Stanley Capital International World Index (MSCI World). Returns since inception of the Fund appear on page three. At quarter end, the Fund had net assets of $398 million with a cash position of 2.9%.

Given recent market turmoil, we wanted to take this opportunity to talk about our investment strategy for the Fund and what we are doing to take advantage of opportunities we are seeing in the current environment. We then discuss the main factors behind our recent performance.

INVESTMENT STRATEGY

A crisis of confidence has clearly gripped global financial markets, as concerns about credit availability and the economic outlook have been further compounded by panic and, in some instances, forced selling by distressed sellers. The result has been that most asset classes are now trading at extraordinarily low valuations. Practically every market in every country is down significantly for both the quarter and year to date.

Such market turmoil is not new to Dodge & Cox, which has managed investments since 1930. The senior members of our firm have navigated through many tumultuous financial and political periods, including the two significant U.S. banking downturns in the early 1980s and 1990–91, as well as crises in countries such as Brazil, South Korea, and Thailand. While it is impossible to predict short-term movements in financial markets, decades of experience have taught us that periods of fear and uncertainty often present some of the best long-term investment returns. Long-term investors who can maintain the discipline to invest during such periods are often rewarded with the opportunity to buy high-quality franchises at very attractive prices.

At Dodge & Cox, we perform fundamental research on companies, and we base investment decisions on that analysis as well as an assessment of a company’s prospects relative to its valuation. We use a three-to-five year investment horizon and will hold a security if we believe the current valuation provides adequate compensation for potential risks, within the context of a well-diversified portfolio.

THE OPPORTUNITY AHEAD FOR LONG-TERM VALUE INVESTING

We believe that this is an unusually good time to buy stocks. The concerns driving the current financial markets are obscuring attractive longer-term fundamentals at many companies. Spurred by the forces of technological progress, the five billion people in the developing world are organizing to produce and consume more. These forces provide a significant long-term opportunity for many of the Fund’s holdings. We have continued to add to investments in attractively priced companies across the globe that are leaders in serving consumers in the developing world, or are providers of the essential building blocks of developing world economies (for example, cement maker Lafarge and mobile phone manufacturer Nokia). We also initiated positions in Lukoil and Occidental Petroleum in the Energy sector, Akzo Nobel in the Materials sector, and Hang Lung in the Financials sector.

Our research efforts seek to understand the durability of a company’s business and its ability to withstand operational, financial, and external risks. In the current environment, we are stress testing companies’ liquidity positions and are evaluating their ability to function under adverse economic conditions. We continue to assess the extent to which the global macroeconomic environment and capital market conditions may have affected our long-term investment thesis for each of the Fund’s investments. In some instances, we sold out of positions where we believed the risk/reward profile had become less attractive.

As of quarter end, the Fund remained broadly diversified, with 83 holdings across multiple market sectors and geographic regions. Fourteen percent of the Fund was invested in Health Care stocks, including leading pharmaceutical companies. We believe the long-term prospects for these companies are strong as biotechnology and pharmaceutical research moves forward and company managements trim costs. Another 13% of the Fund was invested in Information Technology companies that should continue to benefit from rapid technological innovation, growing demand from the developing world, and customers’ needs to continuously upgrade. Many of these companies are well financed, are inexpensively valued by the market, and generate substantial amounts of cash. For example, we initiated a position in Ericsson, a leading global telecommunications

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

equipment supplier with the potential to improve its profitability over the long term. In addition, 18% of the Fund was invested in Energy and Materials stocks—providers of basic inputs to developing economies. Finally, the 22% of the Fund invested in Financials was spread across 20 companies, including banks, insurers, diversified financial companies, asset managers, and real estate managers. Many financial companies’ stock prices have fallen significantly, and while the challenges facing this industry are immense, there will be survivors from the current malaise that will, in all likelihood, face a significantly reduced field of competitors in the future.

We recognize that this has been a frustrating time for investors in the Fund. In recent months, Fund holdings Fannie Mae, American International Group (AIG), and Wachovia have either been placed into conservatorship by the U.S. government or entered into transactions that largely diluted shareholder value. As investors in the Fund, Dodge & Cox employees share in the recent disappointing results. For more detail on the performance impact of these three companies, please see the “Performance Review” on page three.

IN CLOSING

We continue to work hard to identify investments with promising future returns, and retain our valuation discipline and research focus. We believe our investment approach—based on a three-to-five year investment horizon and a fundamental understanding of a company’s prospects in relation to its valuation—is critical in navigating the current uncertain market environment. We encourage our shareholders to take a similar long-term view.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Global Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

November 4, 2008

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund lagged the MSCI World by 3.9% for the third quarter.

Key Detractors from Relative Results:

▪

The Fund’s selection of holdings in the Financials sector accounted for almost all of the Fund’s underperformance. Weak performers included AIG (down 87%), Fannie Mae (down 92%), Wachovia (down 77%), and Unicredit SPA (down 40%).

▪

The Fund’s overweight position and selection of holdings in the Information Technology sector detracted from relative performance. Weak performers included Nortel Networks (down 73%), Alcatel-Lucent (down 38%), and Nokia (down 26%).

▪

The Fund’s underweight position in the Consumer Staples sector (4% versus 10% for the MSCI World at quarter end) hurt performance, partially offset by stock selection (the Fund’s holdings returned 9% compared to a decline of 2% in the MSCI World sector).

Key Contributors to Relative Results:

▪	The Fund’s underweight position in the Energy sector (10% of the Fund compared to 12% of the MSCI World) and selection of holdings (down 25% versus down 28%) contributed to relative performance.
▪	The Fund’s overweight position and selection of holdings in the Health Care sector contributed to relative performance. Strong performers included Amgen (up 26%) and Covidien (up 13%).
▪	The Fund’s underweight position in the Industrials sector (8% of the Fund compared to 11% of the MSCI World) and selection of holdings (down 15% versus down 18%) contributed to relative performance.

TOTAL RETURN

From 5/1/08 (inception) to 9/30/08
Dodge & Cox Global Stock Fund	-29.30%
MSCI World Index	-20.82

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions (if any), but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International World Index (MSCI World) is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley® and Morgan Stanley Capital International® are trademarks of Morgan Stanley.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	September 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$7.07
Total Net Assets (millions)	$398
Expense Ratio (5/1/08 to 6/30/08, annualized)	0.87%
Portfolio Turnover Rate (5/1/08 to 6/30/08, unannualized)	1%
30-Day SEC Yield(a)	1.60%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 18 years.

ASSET ALLOCATION

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	83	1,731
Median Market Capitalization (billions)	$24	$6
Weighted Average Market Capitalization (billions)	$54	$65
Price-to-Earnings Ratio(b)	9.1x	10.5x
Countries Represented	24	23
Emerging Markets (Brazil, India, Indonesia, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	13.0%	0.0%

REGION DIVERSIFICATION	Fund	MSCI World
United States	40.6%	50.2%
Europe (excluding United Kingdom)	33.1	21.8
United Kingdom	8.0	9.0
Japan	5.5	10.0
Africa	3.4	0.0
Pacific (excluding Japan)	3.1	4.4
Latin America	3.0	0.0
Canada	0.4	4.6

TEN LARGEST HOLDINGS(c)	Fund
Hewlett-Packard Co. (United States)	3.1%
Credit Suisse Group AG (Switzerland)	2.8
Royal Bank of Scotland Group PLC (United Kingdom)	2.5
Capital One Financial Corp. (United States)	2.5
Novartis AG (Switzerland)	2.5
Amgen, Inc. (United States)	2.5
Nokia Oyj (Finland)	2.3
Comcast Corp. (United States)	2.2
Sony Corp. (Japan)	2.1
Occidental Petroleum Corp. (United States)	2.1

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	22.4%	21.6%
Consumer Discretionary	14.5	9.1
Health Care	14.1	10.5
Information Technology	13.3	10.6
Energy	10.0	11.6
Materials	8.4	6.4
Industrials	7.6	10.8
Consumer Staples	3.7	10.3
Telecommunication Services	3.1	4.3
Utilities	0.0	4.8

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS: 96.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.5%
AUTOMOBILES & COMPONENTS: 2.8%
Bayerische Motoren Werke AG (Germany)	47,400	$1,848,800
Ford Motor Co.(a) (United States)	437,318	2,274,053
General Motors Corp. (United States)	403,000	3,808,350
Honda Motor Co., Ltd. ADR(b) (Japan)	106,900	3,218,759

		11,149,962
CONSUMER DURABLES & APPAREL: 2.9%
Matsushita Electric Industrial Co., Ltd. (Japan)	168,000	2,915,655
Sony Corp. (Japan)	271,900	8,408,715

		11,324,370
MEDIA: 8.2%
Comcast Corp., Class A (United States)	443,600	8,707,868
Grupo Televisa SA ADR(b) (Mexico)	158,800	3,472,956
Naspers, Ltd. (South Africa)	401,100	7,932,327
News Corp., Class A (United States)	553,200	6,632,868
Time Warner, Inc. (United States)	456,800	5,988,648

		32,734,667
RETAILING: 0.6%
Macy’s, Inc. (United States)	137,800	2,477,644

		57,686,643
CONSUMER STAPLES: 3.7%
FOOD & STAPLES RETAILING: 1.7%
Tesco PLC (United Kingdom)	526,000	3,658,043
Wal-Mart Stores, Inc. (United States)	48,100	2,880,709

		6,538,752
FOOD, BEVERAGE & TOBACCO: 2.0%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	785,900	8,094,174

		14,632,926
ENERGY: 9.1%
Baker Hughes, Inc. (United States)	75,700	4,582,878
Chevron Corp. (United States)	50,300	4,148,744
Lukoil Americas Corp. ADR(b) (Russia)	77,900	4,690,434
Occidental Petroleum Corp. (United States)	118,600	8,355,370
Royal Dutch Shell PLC ADR(b) (United Kingdom)	114,800	6,774,348
Schlumberger, Ltd. (United States)	59,600	4,654,164
Total SA (France)	52,000	3,137,207

		36,343,145

	SHARES	VALUE
FINANCIALS: 22.4%
BANKS: 10.0%
Fannie Mae (United States)	554,600	$848,538
HSBC Holdings PLC (United Kingdom)	297,000	4,809,868
ICICI Bank, Ltd. ADR(b) (India)	82,600	1,942,752
Royal Bank of Scotland Group PLC (United Kingdom)	3,049,884	10,102,849
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	59,300	4,225,718
Shinsei Bank, Ltd. (Japan)	521,000	1,593,375
Standard Bank Group, Ltd. (South Africa)	472,500	5,426,341
Unicredit SPA (Italy)	1,837,800	6,788,573
Wachovia Corp. (United States)	1,124,200	3,934,700

		39,672,714
DIVERSIFIED FINANCIALS: 7.3%
Capital One Financial Corp. (United States)	197,100	10,052,100
Citigroup, Inc. (United States)	175,800	3,605,658
Credit Suisse Group AG (Switzerland)	229,800	10,941,100
Haci Omer Sabanci Holding AS (Turkey)	491,800	1,854,179
Legg Mason, Inc. (United States)	64,200	2,443,452

		28,896,489
INSURANCE: 4.9%
AEGON NV (Netherlands)	592,074	5,291,404
American International Group, Inc. (United States)	873,400	2,908,422
Swiss Reinsurance Co. (Switzerland)	143,300	8,003,227
Tokio Marine Holdings, Inc. (Japan)	94,400	3,425,624

		19,628,677
REAL ESTATE: 0.2%
Hang Lung Group, Ltd. (Hong Kong)	119,000	377,224
Hang Lung Properties, Ltd. (Hong Kong)	167,000	393,858

		771,082

		88,968,962
HEALTH CARE: 14.1%
HEALTH CARE EQUIPMENT & SERVICES: 3.2%
Covidien, Ltd. (United States)	50,200	2,698,752
UnitedHealth Group, Inc. (United States)	147,300	3,739,947
WellPoint, Inc.(a) (United States)	140,000	6,547,800

		12,986,499

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.9%
Amgen, Inc.(a) (United States)	165,600	9,815,112
Bayer AG (Germany)	51,000	3,722,638
GlaxoSmithKline PLC ADR(b) (United Kingdom)	150,000	6,519,000
Novartis AG ADR(b) (Switzerland)	190,100	10,044,884
Sanofi-Aventis (France)	120,600	7,927,208
Wyeth (United States)	143,300	5,293,502

		43,322,344

		56,308,843

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 7.6%
CAPITAL GOODS: 6.3%
General Electric Co. (United States)	295,200	$7,527,600
Koninklijke Philips Electronics NV (Netherlands)	126,900	3,474,661
Schneider Electric SA (France)	72,500	6,288,734
Tyco International, Ltd. (United States)	91,200	3,193,824
Wienerberger AG (Austria)	161,200	4,381,628

		24,866,447
TRANSPORTATION: 1.3%
FedEx Corp. (United States)	66,600	5,264,064

		30,130,511
INFORMATION TECHNOLOGY: 13.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.0%
Infineon Technologies AG(a) (Germany)	481,900	2,723,346
Maxim Integrated Products, Inc. (United States)	70,700	1,279,670

		4,003,016
SOFTWARE & SERVICES: 2.2%
Computer Sciences Corp.(a) (United States)	70,900	2,849,471
Compuware Corp.(a) (United States)	136,400	1,321,716
EBay, Inc.(a) (United States)	212,500	4,755,750

		8,926,937
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.1%
Alcatel-Lucent(a) (France)	1,051,800	4,099,637
Ericsson (Sweden)	205,200	1,934,475
Hewlett-Packard Co. (United States)	264,300	12,221,232
Kyocera Corp. (Japan)	31,500	2,388,096
Motorola, Inc. (United States)	1,053,500	7,521,990
Nokia Oyj (Finland)	493,200	9,194,587
Nortel Networks Corp.(a),(b) (Canada)	706,900	1,583,456
Xerox Corp. (United States)	102,900	1,186,437

		40,129,910

		53,059,863
MATERIALS: 8.4%
Akzo Nobel NV (Netherlands)	86,400	4,153,822
Arkema (France)	132,816	4,877,776
BASF SE (Germany)	35,500	1,701,365
Cemex SAB de CV ADR(b) (Mexico)	285,978	4,924,541
Domtar Corp.(a) (United States)	469,200	2,158,320
Dow Chemical Co. (United States)	119,500	3,797,710
Lafarge SA (France)	43,400	4,579,600
Norsk Hydro ASA (Norway)	838,000	5,659,737
Siam Cement PCL NVDR (Thailand)	414,800	1,583,102

		33,435,973
TELECOMMUNICATION SERVICES: 3.1%
Sprint Nextel Corp. (United States)	389,900	2,378,390
Telefonica SA ADR(b) (Spain)	87,600	6,262,524
Telekomunik Indonesia ADR(b) (Indonesia)	129,200	3,847,576

		12,488,490

TOTAL COMMON STOCKS (Cost $512,062,043)		$383,055,356

PREFERRED STOCKS: 0.9%

	SHARES	VALUE
ENERGY: 0.9%
Petroleo Brasileiro SA ADR(b) (Brazil)	92,800	$3,472,576

TOTAL PREFERRED STOCKS (Cost $4,021,558)		$3,472,576

SHORT-TERM INVESTMENTS: 3.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$373,992	$373,992

REPURCHASE AGREEMENT: 3.5%
Fixed Income Clearing Corporation(c) 1.60%, 10/1/08, maturity value $14,067,625	14,067,000	14,067,000

TOTAL SHORT-TERM INVESTMENTS (Cost $14,440,992)		$14,440,992

TOTAL INVESTMENTS (Cost $530,524,593)	100.7%	$400,968,924
OTHER ASSETS LESS LIABILITIES	(0.7%)	(2,692,810)

NET ASSETS	100.0%	$398,276,114

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 12/16/08; and Federal Home Loan Bank 0.00%-3.75%, 1/30/09-8/18/09. Total collateral value is $14,348,606.

ADR: American Depositary Receipt

NVDR: Non Voting Depositary Receipt

Forward Foreign Currency Contracts

As of September 30, 2008, open forward foreign currency contracts are summarized as follows:

Contracts to Sell		Settlement Date	Value	Unrealized Appreciation
14,000,000	EUR	November 2008	$19,771,727	$1,303,033
3,500,000	EUR	December 2008	4,942,680	3,702

			$24,714,407	$1,306,735

The value of contracts to sell as a percentage of net assets: 6.2%

Currency Abbreviations

EUR—Euro

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1: Quoted Prices	$218,518,535	$1,306,735
Level 2: Other Significant Observable Inputs	182,450,389	—
Level 3: Significant Unobservable Inputs	—	—

Total	$400,968,924	$1,306,735

*	Consists of unrealized appreciation on forward foreign currency contracts.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $129,555,669, of which $5,218,818 represented appreciated securities and $134,774,487 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

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PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

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DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/08 ISF QR       Printed on recycled paper

2008

Third Quarter Report

September 30, 2008

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Fund had a total return of negative 18.5% for the third quarter of 2008, compared to negative 20.6% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Longer term results appear on page three. At quarter end, the Fund had net assets of $38.5 billion with a cash position of 3.0%.

The U.S. capital markets continue to experience a period of extraordinary turmoil, marked by liquidity and credit concerns in the financial sector and a series of government interventions. This has been a difficult period for investors in the Fund. As fellow Fund shareholders, Dodge & Cox employees share in the recent disappointing results.

INVESTMENT STRATEGY

A crisis of confidence in global financial markets and concerns about the economic outlook has resulted in sharp and broad equity market declines. There has simply been nowhere to hide, as almost every country and sector of the market is down for the quarter and year to date. Formerly “hot” markets have posted severe declines: China is down 45% since the beginning of the year; India is down almost 50%. Likewise, formerly “hot” sectors have also posted steep declines; commodity producers’ stock prices are down, dragged lower by the declines in the prices of their outputs (e.g., at quarter end, oil prices had dropped 23% from their peak on July 17).

Over our 78 year history, Dodge & Cox has navigated through tumultuous periods in which our process has been tested. Since the Fund’s inception, the International Investment Policy Committee has steered through several financial and political crises (e.g., Thai political coup, Korean credit crisis, bailout of Japanese banks, and the fallout from Argentinian debt defaults). In each of these situations, we diligently reassessed the Fund’s holdings that were affected. Where appropriate, we trimmed or sold a handful of companies in the Fund that we did not believe could weather difficult economic and financial conditions. On the whole, we persisted with (and in many cases added to) Fund holdings based on our assessment of the long-term opportunities weighed against risks at much lower valuations. That persistence rewarded the Fund’s long-term shareholders.

Now, as then, we are reassessing the risks, opportunities, and long-term merits of each of the Fund’s investments given current valuations. In light of the credit crisis, we have intensified our review of short-term funding sources and requirements, vulnerability to ratings agency downgrades, and other financial metrics of all holdings in the Fund to affirm their ability to withstand current market stress and thrive over the long term.

AREAS OF OPPORTUNITY

In light of widespread market declines, we are finding attractive opportunities to invest in companies throughout the world that are well positioned to take advantage of long-term growth in emerging markets. We have outlined in past letters our belief that rising wealth in the developing world is a driver of demand for a vast array of goods and services. We added meaningfully to investments in companies across the globe that are leaders in serving consumers in the developing world, or are providers of the essential building blocks of developing world economies. Of course, we will not pay for growth at any price—valuations must also be attractive to merit a place in the portfolio.

In emerging markets, we have added to a number of our existing holdings such as Naspers, the South Africa-domiciled media company with pay-TV licenses throughout Africa, publishing assets in Africa and Brazil, and internet businesses in Russia and China. We also initiated positions in Cipla, an Indian pharmaceutical company; ICICI Bank, the largest private sector bank in India; and Lukoil, a leading Russian oil company. As a result, 20% of the Fund is now invested in 26 companies located in ten emerging markets countries—up from 16% at the beginning of the year (24 companies in nine countries).

We also added to holdings of developed world companies tied to growth in emerging markets. Examples include Standard Chartered, the U.K.-based bank with significant geographic reach, providing financial services to consumers throughout emerging markets; Lafarge, the

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

French-headquartered global cement producer with leading market positions across the developing world; and Hang Lung, the Hong Kong-headquartered real estate developer with premier Chinese land locations, which they plan to develop into retail malls.

IN CLOSING

Although predicting the short-term direction of financial markets is impossible, decades of experience have taught us that periods of uncertainty often present some of the best long-term investment opportunities. We believe our investment approach—based on a three-to-five year investment horizon and a fundamental understanding of a company’s prospects in relation to its valuation—is critical in navigating the current uncertain market environment. We encourage our shareholders to take a similar long-term view.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

November 4, 2008

THIRD QUARTER PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 2.1% for the third quarter.

Key Contributors to Relative Results:

▪

The Fund’s underweight position in the Metals & Mining industry (1% versus 6% for the MSCI EAFE industry at quarter end) positively affected performance. Metals & Mining was one of the poorest-performing areas of the market—the MSCI EAFE Metals & Mining industry was down 46% for the quarter.

▪

The Fund’s overweight position in the Health Care sector (13% versus 9% for the MSCI EAFE sector), an area of relative strength, contributed to results. Notable performers included GlaxoSmithKline (down 1%), Sanofi-Aventis (down 2%), and Novartis (down 4%).

▪

Strong returns from the Fund’s Emerging Market Financials helped performance. Selected performers include Standard Bank Group (up 18%), Yapi ve Kredi Bankasi (up 33%), and Haci Omer Sabanci Holding (up 11%).

Key Detractors from Relative Results:

▪

Weak returns from the Fund’s holdings in the Information Technology sector (down 24% compared to down 21% for the MSCI EAFE sector) and the Fund’s overweight position in this sector (13% versus 5%) hurt performance. Performance suffered due to the Fund’s investments in Infineon Technologies (down 37%) and selected Communications Equipment holdings, including Nortel Networks (down 73%), Alcatel-Lucent (down 38%), and Nokia (down 26%).

▪	The Fund’s investments in American International Group (AIG, down 87%) and Unicredit SPA (down 40%) significantly detracted from relative and absolute performance.

For the quarter ended September 30, 2008, the Fund’s active hedging of the Euro and British Pound-Sterling increased performance by 1.2 percentage points. U.S. Dollar appreciation had an overall negative effect on the Fund’s performance. As a reminder, appreciation of the U.S. Dollar generally decreases returns from international investments, as those international investments depreciate in value in dollar terms. Depreciation of the U.S. Dollar generally has the opposite effect.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Year	3 Years	5 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund	-28.37%	2.55%	13.18%	9.22%
MSCI EAFE	-30.51	1.13	9.69	4.08

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	September 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$33.18
Total Net Assets (billions)	$38.5
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.65%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	13%
30-Day SEC Yield(a)	2.19%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 19 years.

ASSET ALLOCATION

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	95	1,022
Median Market Capitalization (billions)	$11	$5
Weighted Average Market Capitalization (billions)	$48	$49
Price-to-Earnings Ratio(b)	9.1x	9.4x
Countries Represented	26	21
Emerging Markets (Brazil, India, Indonesia, Israel, Mexico, Russia, South Africa, South Korea, Thailand, Turkey)	19.7%	0.0%

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	42.7%	46.5%
Japan	18.1	22.1
United Kingdom	13.0	21.7
Latin America	6.3	0.0
United States	6.2	0.0
Pacific (excluding Japan)	5.7	9.7
Africa	4.4	0.0
Middle East	0.4	0.0
Canada	0.2	0.0

TEN LARGEST HOLDINGS(c)	Fund
Novartis AG (Switzerland)	3.8%
HSBC Holdings PLC (United Kingdom)	3.0
Royal Bank of Scotland Group PLC (United Kingdom)	3.0
Sanofi-Aventis (France)	2.9
GlaxoSmithKline PLC (United Kingdom)	2.6
Credit Suisse Group AG (Switzerland)	2.5
Schneider Electric SA (France)	2.3
Bayer AG (Germany)	2.3
Standard Bank Group, Ltd. (South Africa)	2.1
Grupo Televisa SA (Mexico)	2.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	27.1%	26.3%
Consumer Discretionary	15.3	10.1
Information Technology	12.8	5.1
Health Care	12.6	8.5
Energy	8.7	8.1
Industrials	8.1	11.5
Materials	6.8	8.6
Consumer Staples	2.9	9.4
Telecommunication Services	2.7	5.8
Utilities	0.0	6.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS: 95.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.7%
AUTOMOBILES & COMPONENTS: 3.4%
Bayerische Motoren Werke AG (Germany)	6,971,100	$271,902,322
Honda Motor Co., Ltd. ADR(b) (Japan)	18,721,300	563,698,343
NGK Spark Plug Co., Ltd.(c) (Japan)	17,500,000	170,542,891
Yamaha Motor Co., Ltd.(c) (Japan)	23,480,000	320,113,263

		1,326,256,819
CONSUMER DURABLES & APPAREL: 3.9%
Consorcio Ara SAB de CV(c) (Mexico)	113,420,000	63,261,738
Corporacion Geo SAB de CV, Series B(a),(c) (Mexico)	47,605,400	108,648,177
Matsushita Electric Industrial Co., Ltd. (Japan)	30,443,072	528,342,168
Sony Corp. (Japan)	23,137,600	715,547,946
Thomson(a),(c) (France)	25,015,792	89,540,679

		1,505,340,708
CONSUMER SERVICES: 0.5%
Accor (France)	3,300,000	177,214,917

MEDIA: 6.9%
Grupo Televisa SA ADR(b),(c) (Mexico)	35,230,592	770,493,047
Liberty Global, Inc., Series A(a) (United States)	7,701,805	233,364,692
Liberty Global, Inc., Series C(a) (United States)	5,734,971	161,095,335
Naspers, Ltd.(c) (South Africa)	36,640,895	724,626,179
News Corp., Class A (United States)	54,944,892	658,789,255
Television Broadcasts, Ltd.(c) (Hong Kong)	22,300,000	94,349,386

		2,642,717,894

		5,651,530,338
CONSUMER STAPLES: 2.5%
FOOD & STAPLES RETAILING: 1.1%
Tesco PLC (United Kingdom)	62,914,379	437,535,219

FOOD, BEVERAGE & TOBACCO: 1.2%
Anadolu Efes Biracilik ve Malt Sanayii AS(c) (Turkey)	30,764,582	316,851,858
Tiger Brands, Ltd. (South Africa)	7,972,043	137,572,901

		454,424,759
HOUSEHOLD & PERSONAL PRODUCTS: 0.2%
Aderans Holdings Co., Ltd.(c) (Japan)	4,037,000	64,106,750

		956,066,728

	SHARES	VALUE
ENERGY: 7.7%
Lukoil Americas Corp. ADR(b) (Russia)	9,476,500	$570,589,238
Royal Dutch Shell PLC ADR(b) (United Kingdom)	12,118,400	715,106,784
Schlumberger, Ltd. (United States)	9,700,396	757,503,924
StatoilHydro ASA ADR(b) (Norway)	12,159,989	289,407,738
Total SA (France)	10,132,000	611,272,657

		2,943,880,341
FINANCIALS: 27.1%
BANKS: 18.9%
Bangkok Bank PCL Foreign (Thailand)	25,348,000	77,796,780
Bangkok Bank PCL NVDR (Thailand)	2,700,000	8,291,581
Grupo Financiero Banorte SAB de CV (Mexico)	54,228,000	173,049,623
HSBC Holdings PLC (United Kingdom)	72,650,000	1,176,555,382
ICICI Bank, Ltd. (India)	15,195,668	180,144,697
ICICI Bank, Ltd. ADR(b) (India)	4,300,000	101,136,000
Kasikornbank PCL Foreign (Thailand)	111,446,527	211,703,487
KB Financial Group, Inc. ADR(b) (South Korea)	7,805,084	356,614,288
Mitsubishi UFJ Financial Group (Japan)	58,100,000	503,647,787
Mitsubishi UFJ Financial Group ADR(b) (Japan)	16,266,500	142,169,210
Royal Bank of Scotland Group PLC (United Kingdom)	344,885,647	1,142,445,930
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	3,878,664	276,393,597
Shinsei Bank, Ltd. (Japan)	68,353,975	209,047,039
Standard Bank Group, Ltd. (South Africa)	70,663,847	811,526,147
Standard Chartered PLC (United Kingdom)	22,085,000	536,450,330
The Bank of Yokohama, Ltd.(c) (Japan)	83,015,000	402,716,255
Unicredit SPA (Italy)	183,900,800	679,303,502
Yapi ve Kredi Bankasi AS(a) (Turkey)	143,779,068	303,517,896

		7,292,509,531
DIVERSIFIED FINANCIALS: 3.4%
Credit Suisse Group AG (Switzerland)	20,405,000	971,510,619
Haci Omer Sabanci Holding AS (Turkey)	86,332,024	325,488,052

		1,296,998,671

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
INSURANCE: 4.1%
AEGON NV (Netherlands)	37,517,075	$335,292,564
American International Group, Inc. (United States)	37,833,000	125,983,890
Swiss Life Holding (Switzerland)	1,595,000	231,951,283
Swiss Reinsurance Co. (Switzerland)	9,865,795	550,999,254
Tokio Marine Holdings, Inc. (Japan)	9,021,500	327,375,722

		1,571,602,713
REAL ESTATE: 0.7%
Hang Lung Group, Ltd. (Hong Kong)	45,044,000	142,787,487
Hang Lung Properties, Ltd. (Hong Kong)	59,710,000	140,821,862

		283,609,349

		10,444,720,264
HEALTH CARE: 12.6%
HEALTH CARE EQUIPMENT & SERVICES: 0.7%
Mediceo Paltac Holdings Co., Ltd.(c) (Japan)	20,501,800	250,550,369

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.9%
Adcock Ingram Holdings, Ltd.(a) (South Africa)	7,047,217	28,668,664
Bayer AG (Germany)	11,977,000	874,235,935
Cipla, Ltd. (India)	28,601,457	142,165,015
GlaxoSmithKline PLC ADR(b) (United Kingdom)	22,821,600	991,826,736
Novartis AG ADR(b) (Switzerland)	27,550,000	1,455,742,000
Sanofi-Aventis (France)	16,695,500	1,097,418,732

		4,590,057,082

		4,840,607,451
INDUSTRIALS: 8.1%
CAPITAL GOODS: 6.2%
Koninklijke Philips Electronics NV (Netherlands)	17,485,000	478,758,509
Nexans SA (France)	932,619	83,530,211
Schneider Electric SA (France)	10,368,000	899,332,278
Toto, Ltd.(c) (Japan)	36,577,000	270,316,962
Volvo AB (Sweden)	46,108,000	418,724,696
Wienerberger AG(c) (Austria)	9,467,876	257,349,345

		2,408,012,001
TRANSPORTATION: 1.9%
Deutsche Post AG (Germany)	17,050,000	359,645,479
Nippon Yusen Kabushiki Kaisha (Japan)	4,468,000	28,982,774
TNT NV (Netherlands)	12,034,410	336,581,522

		725,209,775

		3,133,221,776

	SHARES	VALUE
INFORMATION TECHNOLOGY: 12.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.4%
Chartered Semiconductor Manufacturing, Ltd.(a),(c) (Singapore)	200,000,000	$53,574,555
Infineon Technologies AG(a),(c) (Germany)	84,902,800	479,808,370
Qimonda AG ADR(a),(b),(c) (Germany)	22,470,300	22,695,003

		556,077,928
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.4%
Alcatel-Lucent(a) (France)	88,519,072	345,023,847
Brother Industries, Ltd.(c) (Japan)	23,601,000	248,459,478
Epcos AG(c) (Germany)	7,165,447	180,235,412
Ericsson (Sweden)	18,643,100	175,753,484
Fujifilm Holdings Corp. (Japan)	18,286,100	473,899,598
Fujitsu, Ltd. (Japan)	31,698,000	177,077,228
Hirose Electric Co., Ltd. (Japan)	962,300	91,878,949
Hitachi, Ltd. (Japan)	91,604,000	629,946,733
Kyocera Corp.(c) (Japan)	9,409,700	713,373,419
Motorola, Inc. (United States)	60,270,000	430,327,800
Murata Manufacturing Co., Ltd. (Japan)	3,951,000	158,533,109
Nokia Oyj (Finland)	36,192,500	674,726,490
Nortel Networks Corp.(a),(b),(c) (Canada)	40,009,290	89,620,810

		4,388,856,357

		4,944,934,285
MATERIALS: 6.8%
Akzo Nobel NV (Netherlands)	1,276,290	61,359,736
Arkema(c) (France)	6,626,740	243,372,439
BASF SE (Germany)	6,850,800	328,329,871
Cemex SAB de CV ADR(b) (Mexico)	31,832,579	548,157,010
Lafarge SA (France)	7,214,625	761,292,526
Lanxess AG(c) (Germany)	9,262,359	255,963,045
Norsk Hydro ASA (Norway)	21,412,300	144,615,732
Norsk Hydro ASA ADR(b) (Norway)	24,990,500	165,687,015
Siam Cement PCL Foreign (Thailand)	11,203,500	44,869,853
Siam Cement PCL NVDR (Thailand)	20,500,000	78,239,140

		2,631,886,367
TELECOMMUNICATION SERVICES: 2.7%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	80,948,698	144,524,954
Telefonica SA ADR(b) (Spain)	8,842,400	632,143,176
Telekomunik Indonesia ADR(b) (Indonesia)	9,103,047	271,088,740

		1,047,756,870

TOTAL COMMON STOCKS (Cost $48,278,900,960)		$36,594,604,420

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

PREFERRED STOCKS: 2.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 0.6%
MEDIA: 0.3%
Net Servicos de Comunicacao SA ADR(b) (Brazil)	12,523,647	$109,957,621
RETAILING: 0.3%
Ultrapar Participacoes SA ADR(b) (Brazil)	4,756,042	118,996,171

		228,953,792
CONSUMER STAPLES: 0.4%
FOOD & STAPLES RETAILING: 0.4%
Sadia SA ADR(b) (Brazil)	16,466,401	154,290,177

		154,290,177
ENERGY: 1.0%
Petroleo Brasileiro SA ADR(b) (Brazil)	10,391,800	388,861,156

		388,861,156

TOTAL PREFERRED STOCKS (Cost $483,992,547)		$772,105,125

SHORT-TERM INVESTMENTS: 1.7%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$36,972,616	$36,972,616

REPURCHASE AGREEMENT: 1.6%
Fixed Income Clearing Corporation(d) 1.60%, 10/1/08, maturity value $616,756,410	616,729,000	616,729,000

TOTAL SHORT-TERM INVESTMENTS (Cost $653,701,616)		$653,701,616

TOTAL INVESTMENTS (Cost $49,416,595,123)	98.7%	$38,020,411,161
OTHER ASSETS LESS LIABILITIES	1.3%	519,224,605

NET ASSETS	100.0%	$38,539,635,766

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Federal Home Loan Bank 0.00%, 12/17/08; and Freddie Mac, 0.00%, 12/22/08-12/30/08. Total collateral value is $629,070,205.

ADR: American Depositary Receipt

NVDR: Non Voting Depositary Receipt

Forward Foreign Currency Contracts

As of September 30, 2008, open forward foreign currency contracts are summarized as follows:

Contracts to Sell		Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
1,195,000,000	EUR	October 2008	$1,683,193,941	$183,704,071
455,000,000	EUR	November 2008	642,349,869	40,793,431
995,000,000	EUR	December 2008	1,405,136,595	8,975,105
175,000,000	GBP	December 2008	311,968,120	(2,211,120)

			$4,042,648,525	$231,261,487

The value of contracts to sell as a percentage of net assets: 10.5%

Currency Abbreviations

EUR—Euro

GBP—British Pound Sterling

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1: Quoted Prices	$10,913,081,672	$231,261,487
Level 2: Other Significant Observable Inputs	27,107,329,489	—
Level 3: Significant Unobservable Inputs	—	—

Total	$38,020,411,161	$231,261,487

*	Consists of unrealized appreciation/depreciation on forward foreign currency contracts.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $11,396,183,962, of which $1,665,174,968 represented appreciated securities and $13,061,358,930 represented depreciated securities.

Holdings of 5% voting securities. Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the nine-month period ended September 30, 2008. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	5,062,700	—	(1,025,700)	4,037,000	$2,256,376		$64,106,750
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	19,764,582	11,000,000	—	30,764,582	4,975,660		316,851,858
Arkema (France)	5,960,263	666,477	—	6,626,740	7,683,902		243,372,439
Brother Industries, Ltd. (Japan)	19,358,500	4,242,500	—	23,601,000	5,087,680		248,459,478
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	200,000,000	—	—	200,000,000	—	(b)	53,574,555
Consorcio Ara SAB de CV (Mexico)	106,790,900	6,629,100	—	113,420,000	1,700,662		63,261,738
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—	47,605,400	—	(b)	108,648,177
Epcos AG (Germany)	6,328,100	2,500,000	(1,662,653)	7,165,447	2,708,963		180,235,412
Grupo Televisa SA (Mexico)	26,823,592	9,407,000	(1,000,000)	35,230,592	12,774,182		770,493,047
Infineon Technologies AG (Germany)	66,627,800	18,275,000	—	84,902,800	—	(b)	479,808,370
Kyocera Corp. (Japan)	5,919,200	3,745,000	(254,500)	9,409,700	10,176,299		—	(c)
Lanxess AG (Germany)	8,792,359	470,000	—	9,262,359	12,235,043		255,963,045
Makhteshim-Agan Industries, Ltd. (Israel)	26,459,809	—	(26,459,809)	—	4,335,922		—
Mediceo Paltac Holdings Co., Ltd. (Japan)	25,959,700	—	(5,457,900)	20,501,800	4,274,479		250,550,369
Naspers, Ltd. (South Africa)	27,060,000	9,580,895	—	36,640,895	8,495,928		724,626,179
NGK Spark Plug Co., Ltd. (Japan)	7,904,000	9,596,000	—	17,500,000	4,137,890		170,542,891
Nortel Networks Corp. (Canada)	24,990,705	15,018,585	—	40,009,290	—	(b)	89,620,810
Qimonda AG (Germany)	22,470,300	—	—	22,470,300	—	(b)	22,695,003
Seiko Epson Corp. (Japan)	13,865,000	—	(13,865,000)	—	2,077,237		—
Television Broadcasts, Ltd. (Hong Kong)	2,025,000	20,275,000	—	22,300,000	3,353,713		94,349,386
The Bank of Yokohama, Ltd. (Japan)	82,015,000	3,500,000	(2,500,000)	83,015,000	8,832,438		402,716,255
Thomson (France)	17,885,792	7,130,000	—	25,015,792	—	(b)	89,540,679
Toto, Ltd. (Japan)	37,907,000	—	(1,330,000)	36,577,000	4,751,426		270,316,962
Wienerberger AG (Austria)	5,983,876	3,484,000	—	9,467,876	11,744,935		257,349,345
Yamaha Motor Co., Ltd. (Japan)	22,220,000	1,260,000	—	23,480,000	4,153,911		320,113,263

					$115,756,646		$5,477,196,011

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/08 BF QR       Printed on recycled paper

2008

Third Quarter Report

September 30, 2008

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of negative 10.4% for the third quarter of 2008, compared to negative 5.2% for the Combined Index 1 (a 60/40 blend of stocks and fixed income securities). Longer-term results appear on page three. At quarter end, the Fund had net assets of $19.0 billion with a cash position of 1.5%.

The U.S. capital markets continue to experience a period of extraordinary turmoil, marked by liquidity and credit concerns in the financial sector and a series of government interventions. This has been a difficult period for investors in the Fund. As fellow Fund shareholders, Dodge & Cox employees share in the recent disappointing results.

MARKET COMMENTARY

The third quarter of 2008 will be remembered as one of the most unsettling in the history of capital markets. A slowing economy, falling housing market, and eroding confidence in the financial sector intensified the year-old credit crisis and led to a series of extraordinary events in September, starting with the U.S. government placing Fannie Mae and Freddie Mac into conservatorship. Following this unprecedented action, investors witnessed the failure of Lehman Brothers, the sale of Merrill Lynch to Bank of America, the conversion of Goldman Sachs and Morgan Stanley to bank holding companies, the U.S. government lending $85 billion to support American International Group (AIG), the sale of Washington Mutual’s assets to JPMorgan Chase, and the sale of Wachovia to Wells Fargo. Finally, recognizing the need for a broader, systemic solution, the U.S. Treasury and Federal Reserve proposed the Troubled Asset Relief Program to use up to $700 billion of public funds to buy troubled mortgage (and other) assets from financial institutions with U.S. operations.

The effect of these events on financial markets was dramatic: equity markets tumbled (the S&P 500 was down 8.4% during the quarter), credit markets encountered extreme turbulence, and the short-term debt markets seized. Only the U.S. Treasury and Government-Sponsored2 Enterprise Mortgage-Backed Securities (GSE MBS) sectors posted positive returns for the quarter and, in both cases, these returns were relatively modest.

Amid the extreme volatility, many of the Fund’s equity portfolio holdings were down sharply in price. Over the past few months, Fund holdings Fannie Mae, AIG,

and Wachovia were either placed into conservatorship by the federal government or entered into transactions that largely diluted shareholder value. While in each of these cases we believe that our assessment of the strength of the company’s business franchise and its long-term prospects was justified, in the end the regulators crafted arrangements to address broader systemic concerns at the expense of each company’s shareholders.

The Fund’s fixed income holdings have been impacted by these actions as well. For example, the Fund’s AIG bond holding fell sharply in price as the federal government’s securitized loan to prop up AIG severely subordinates existing debtholders. On the other hand, the Fund’s Wachovia bond holdings responded positively to the company’s proposed purchase by the stronger Wells Fargo. Other challenged financial sector issuers in the Fund include the auto finance companies (Ford Motor Credit and GMAC), Sallie Mae, and Kaupthing Bank (in receivership in Iceland as of this writing post-quarter end).

INVESTMENT STRATEGY

The Fund’s disappointing results reflect the difficulties of navigating an environment where substantial market moves are driven by fear and uncertainty rather than an appraisal of long-term investment fundamentals. Though it is clear the current crisis is unique in its depth, severity, and velocity, Dodge & Cox has managed investments through challenging periods in the past, successfully applying our investment approach to find long-term opportunities arising from short-term uncertainties. We have every confidence this approach will see the Fund through the current distress as well.

The Fund was positioned as of quarter end with 71.3% of its assets in equities and the balance invested in fixed income securities (27.2%) and cash equivalents (1.5%). In past negative equity markets, the Fund’s fixed income holdings have generally provided better diversification benefits. The challenges of the current environment for recent Fund returns have been aggravated by a very tight correlation between equities and corporate bonds, which represent approximately half of the Fund’s fixed income portfolio. In September, for example, the investment grade bond sector returned negative 8.3%, nearly matching the 8.9% September decline in the S&P 500.

PAGE 1 ▪ DODGE & COX BALANCED FUND

We believe that the fear and uncertainty currently gripping the financial markets mask the long-term prospects for the Fund’s equities and Corporate bonds. We see opportunities to benefit from this disconnect and have maintained relatively high exposures and continue to seek out new investments in both of these areas.

The Fund’s equity portfolio is broadly diversified. At quarter end, the Fund had 80 equity holdings, of which 66 (comprising 86% of the equity portfolio) were outside of the Financials sector. Twenty-five percent of the equity portfolio was invested in Health Care stocks, mostly in leading pharmaceutical companies trading at decades-low valuations. Another 18% of the equity portfolio was invested in Information Technology companies that should benefit from rapid technological innovation and growing demand from the developing world. Media stocks made up 12% of the portfolio and included significant positions in two of the largest cable television operators (Comcast and Time Warner), which historically have generated relatively stable cash flows during periods of economic stress. Eleven percent of the equity portfolio was invested in Energy and Materials stocks—providers of basic inputs to developing economies. Finally, 14% of the portfolio was invested in Financials, spread across banks, insurers, diversified financial companies, and one asset manager.

The Fund’s fixed income portfolio was positioned as of quarter end with a 50% combined weighting in GSE-guaranteed MBS and Agencies, both of which have minimal risk3 of permanent principal loss. The vast majority of this exposure is in GSE-guaranteed MBS, where we believe historically high yield premiums and solid cash flows make an attractive investment opportunity. Forty-nine percent of the fixed income portfolio is invested in 36 Corporate holdings, businesses that face the dual challenges of a severe credit crunch and the growing prospects of a recession. Nevertheless, we are encouraged by the extremely inexpensive valuations in the wake of September’s historic price declines. In our view, these prices incorporate an extremely pessimistic outlook of the economy and the corporate sector. Conversely, we have avoided U.S. Treasury securities, which have performed very well of late as a “safe haven” from market turmoil. In the wake of this recent performance, U.S. Treasury yields are quite low (in most cases below the current rate of inflation), placing their long-term investment value very much in doubt.

Importantly, though investors face unprecedented near-term uncertainty, the backdrop for long-term investing is more encouraging given the substantial drop in equity and corporate bond valuations. While the current financial crisis has led to a slowdown in economic growth, we believe the U.S. economy is resilient; it has rebounded from significant strains in the past, and will undoubtedly recover from the challenges it faces today. Given this outlook and significantly lower starting prices, we believe the long-term return outlook for these securities and the Fund has improved.

IN CLOSING

Although predicting the short-term direction of financial markets is impossible, decades of experience have taught us that periods of uncertainty often present some of the best long-term investment opportunities. We believe our investment approach—based on a three-to-five year investment horizon and a fundamental understanding of company’s prospects in relation to its valuation—is critical in navigating the current uncertain market environment. We encourage our shareholders to take a similar long-term view.

Thank you for your continued confidence in our firm as a shareholder in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

November 4, 2008

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[3]	The Fund may be subject to a variety of risks in addition to that described above (e.g., interest rate risk—rising rates would negatively impact the fixed income securities held by the Fund).

DODGE & COX BALANCED FUND ▪ PAGE 2

THIRD QUARTER PERFORMANCE REVIEW

The Fund lagged the Combined Index by 5.2% for the third quarter.

Key Influences on Relative Results:

▪

The Fund’s asset allocation—primarily its significant overweight (11.3 percentage points at quarter end) of equities relative to the Combined Index—detracted from relative returns given the poor performance of stocks during the quarter.

▪

The Fund’s equity holdings significantly underperformed the S&P 500. AIG (down 87%), Wachovia (down 77%), and Fannie Mae (down 92%) were the most notable detractors, while Wells Fargo (up 60%), Capital One (up 35%), and Amgen (up 26%) were notable contributors.

▪	A lower equity portfolio weighting in the Energy sector contributed to relative results, as the sector was the worst performing area of the S&P 500.
▪

The Fund’s fixed income holdings significantly underperformed the Lehman Brothers Aggregate Bond Index (LBAG), primarily due to a relatively high proportion of Corporate holdings, which were extremely weak.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	-22.81%	4.08%	7.54%	10.39%
Combined Index	-12.27	4.76	4.21	9.10
S&P 500	-21.95	5.17	3.07	9.94
Lehman Brothers Aggregate Bond Index (LBAG)	3.66	3.79	5.20	7.23

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	September 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$61.78
Total Net Assets (billions)	$19.0
30-Day SEC Yield(a)	3.23%
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.53%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	18%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 15 years.

ASSET ALLOCATION

STOCK PORTFOLIO (71.3%)	Fund
Number of Stocks	80
Median Market Capitalization (billions)	$17
Price-to-Earnings Ratio(b)	11.2x
Foreign Stocks(c)	13.8%

FIXED INCOME PORTFOLIO (27.2%)	Fund
Number of Fixed Income Securities	285
Effective Maturity	6.8 years
Effective Duration	3.9 years

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	17.6%
Consumer Discretionary	15.2
Information Technology	13.0
Financials	10.2
Energy	5.7

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.4%
Mortgage-Related Securities	12.4
Asset-Backed Securities	0.1
Corporate	13.3

TEN LARGEST HOLDINGS(d)
Hewlett-Packard Co.	3.9%
Comcast Corp.	3.6
Novartis AG (Switzerland)	2.3
Capital One Financial Corp.	2.3
Time Warner, Inc.	2.2
Sanofi-Aventis (France)	2.2
GlaxoSmithKline PLC (United Kingdom)	2.2
Wells Fargo & Co.	2.0
Amgen, Inc.	2.0
General Electric Co.	2.0

CREDIT QUALITY(e)
U.S. Government & Government Related	13.8%
Aaa	1.0
Aa	2.3
A	1.7
Baa	4.5
Ba	0.8
B	2.1
Caa	1.0
Average Quality	Aa3

CORPORATE ISSUERS (FIVE LARGEST)(d)
HCA, Inc.	1.0%
Ford Motor Credit Co.	1.0
GMAC, LLC	1.0
General Electric Co.	0.9
Wachovia Corp.	0.8

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(e)

Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS: 71.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.2%
AUTOMOBILES & COMPONENTS: 1.1%
Ford Motor Co.(a)	25,131,951	$130,686,145
General Motors Corp.	9,032,000	85,352,400

		216,038,545
CONSUMER DURABLES & APPAREL: 2.9%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	13,330,728	231,021,516
Sony Corp. ADR(b) (Japan)	9,864,000	304,501,680
Thomson ADR(a),(b) (France)	1,900,000	6,726,000

		542,249,196
MEDIA: 8.5%
Comcast Corp., Class A	35,064,674	688,319,551
DISH Network Corp., Class A(a)	2,006,165	42,129,465
Interpublic Group of Companies, Inc.(a)	6,484,200	50,252,550
Liberty Entertainment, Series A(a)	2,133,516	53,273,895
Liberty Global, Inc., Series A(a)	264,621	8,018,016
Liberty Global, Inc., Series C(a)	391,368	10,993,527
News Corp., Class A	28,484,800	341,532,752
Time Warner, Inc.	32,592,500	427,287,675

		1,621,807,431
RETAILING: 2.7%
CarMax, Inc.(a)	3,300,000	46,200,000
Genuine Parts Co.	859,965	34,579,193
Home Depot, Inc.	7,302,200	189,053,958
Liberty Interactive, Series A(a)	6,568,950	84,805,144
Macy’s, Inc.	4,344,266	78,109,903
The Sherwin-Williams Co.	1,380,400	78,903,664

		511,651,862

		2,891,747,034
CONSUMER STAPLES: 2.0%
FOOD & STAPLES RETAILING: 2.0%
Wal-Mart Stores, Inc.	5,470,600	327,634,234
Walgreen Co.	1,730,199	53,566,961

		381,201,195
ENERGY: 5.7%
Baker Hughes, Inc.	2,874,510	174,022,835
Chevron Corp.	2,567,679	211,782,164
ConocoPhillips	832,400	60,973,300
Occidental Petroleum Corp.	4,017,700	283,046,965
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,550,127	145,586,751
Schlumberger, Ltd.	2,598,821	202,941,932

		1,078,353,947

	SHARES	VALUE
FINANCIALS: 10.2%
BANKS: 3.5%
Fannie Mae	10,973,050	$16,788,766
HSBC Holdings PLC ADR(b) (United Kingdom)	1,750,200	141,468,666
Wachovia Corp.	33,818,412	118,364,442
Wells Fargo & Co.	10,252,400	384,772,572

		661,394,446
DIVERSIFIED FINANCIALS: 5.0%
Capital One Financial Corp.	8,552,059	436,155,009
Citigroup, Inc.	14,124,800	289,699,648
Credit Suisse Group AG ADR(b) (Switzerland)	1,500,300	72,434,484
Legg Mason, Inc.	1,350,300	51,392,418
SLM Corp.(a)	8,496,000	104,840,640

		954,522,199
INSURANCE: 1.7%
AEGON NV(b) (Netherlands)	8,972,900	78,782,062
American International Group, Inc.	22,661,400	75,462,462
Genworth Financial, Inc., Class A	2,449,000	21,085,890
Loews Corp.	1,283,108	50,669,935
The Travelers Companies, Inc.	1,990,219	89,957,899

		315,958,248

		1,931,874,893
HEALTH CARE: 17.6%
HEALTH CARE EQUIPMENT & SERVICES: 6.2%
Boston Scientific Corp.(a)	13,677,700	167,825,379
Cardinal Health, Inc.	6,593,300	324,917,824
Covidien, Ltd.	2,403,200	129,196,032
Health Management Associates, Inc.(a)	3,901,200	16,228,992
UnitedHealth Group, Inc.	7,082,637	179,828,153
WellPoint, Inc.(a)	7,649,900	357,785,823

		1,175,782,203

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.4%
Amgen, Inc.(a)	6,471,600	383,571,732
GlaxoSmithKline PLC ADR(b) (United Kingdom)	9,650,500	419,410,730
Novartis AG ADR(b) (Switzerland)	8,418,300	444,822,972
Pfizer, Inc.	18,018,717	332,265,142
Sanofi-Aventis ADR(b) (France)	12,815,700	421,252,059
Wyeth	4,472,800	165,225,232

		2,166,547,867

		3,342,330,070
INDUSTRIALS: 4.4%
CAPITAL GOODS: 2.7%
General Electric Co.	14,487,400	369,428,700
Koninklijke Philips Electronics NV(b) (Netherlands)	950,600	25,903,850
Masco Corp.	1,126,500	20,209,410
Tyco International, Ltd.	2,672,100	93,576,942

		509,118,902

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.2%
Pitney Bowes, Inc.	1,223,450	$40,691,947

TRANSPORTATION: 1.5%
FedEx Corp.	3,591,150	283,844,496

		833,655,345
INFORMATION TECHNOLOGY: 13.0%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.6%
Maxim Integrated Products, Inc.	5,842,000	105,740,200

SOFTWARE & SERVICES: 3.4%
BMC Software, Inc.(a)	2,112,700	60,486,601
Cadence Design Systems, Inc.(a)	8,265,600	55,875,456
Citrix Systems, Inc.(a)	2,642,610	66,752,328
Computer Sciences Corp.(a)	4,637,500	186,381,125
Compuware Corp.(a)	6,949,488	67,340,539
EBay, Inc.(a)	7,069,200	158,208,696
Synopsys, Inc.(a)	2,989,500	59,640,525

		654,685,270
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Ericsson ADR(b) (Sweden)	2,412,300	22,747,989
Hewlett-Packard Co.	15,909,512	735,655,835
Hitachi, Ltd. ADR(b) (Japan)	2,440,500	169,346,295
Kyocera Corp. ADR(b) (Japan)	956,200	72,824,192
Molex, Inc.	800,000	17,960,000
Molex, Inc., Class A	2,527,928	52,606,182
Motorola, Inc.	47,509,600	339,218,544
Sun Microsystems, Inc.(a)	1,856,575	14,109,970
Tyco Electronics, Ltd.	3,897,900	107,815,914
Xerox Corp.	15,321,050	176,651,706

		1,708,936,627

		2,469,362,097
MATERIALS: 2.2%
Cemex SAB de CV ADR(b) (Mexico)	3,763,542	64,808,193
Domtar Corp.(a)	6,601,100	30,365,060
Dow Chemical Co.	9,260,259	294,291,031
Vulcan Materials Co.	511,356	38,096,022

		427,560,306
TELECOMMUNICATION SERVICES: 1.0%
Sprint Nextel Corp.	32,567,200	198,659,920

		198,659,920

TOTAL COMMON STOCKS (Cost $16,055,808,963)		$13,554,744,807

FIXED INCOME SECURITIES: 27.2%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.4%
GOVERNMENT RELATED: 1.4%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$2,365,001	$2,518,537
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,602,825	1,642,290
Series 97-20F, 7.20%, 6/1/17	2,334,029	2,409,109
Series 97-20I, 6.90%, 9/1/17	2,966,711	3,052,588
Series 98-20D, 6.15%, 4/1/18	4,409,944	4,491,411
Series 98-20I, 6.00%, 9/1/18	2,290,057	2,326,930
Series 99-20F, 6.80%, 6/1/19	3,283,111	3,386,147
Series 00-20D, 7.47%, 4/1/20	9,787,301	10,241,693
Series 00-20E, 8.03%, 5/1/20	3,957,897	4,190,870
Series 00-20G, 7.39%, 7/1/20	5,322,009	5,566,735
Series 00-20I, 7.21%, 9/1/20	3,553,771	3,709,721
Series 01-20E, 6.34%, 5/1/21	9,562,864	9,826,435
Series 01-20G, 6.625%, 7/1/21	7,819,129	8,091,016
Series 03-20J, 4.92%, 10/1/23	17,961,910	17,619,084
Series 05-20F, 4.57%, 6/1/25	37,792,000	35,983,532
Series 05-20K, 5.36%, 11/1/25	31,917,673	31,865,258
Series 06-20D, 5.64%, 4/1/26	45,051,823	45,263,985
Series 06-20F, 5.82%, 6/1/26	49,736,978	50,592,708
Series 07-20F, 5.71%, 6/1/27	11,505,316	11,568,099

		254,346,148
MORTGAGE-RELATED SECURITIES: 12.4%
FEDERAL AGENCY CMO & REMIC: 1.2%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.207%, 2/15/25	1,109,624	1,174,728
Trust 1995-2C 3A, 8.793%, 6/15/25	505,989	546,539
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	357	356
Trust 1993-207 G, 6.15%, 4/25/23	463,649	464,228
Trust 2002-33 A1, 7.00%, 6/25/32	4,262,716	4,426,566
Trust 2005-W4 1A2, 6.50%, 8/25/35	26,991,287	28,384,294
Trust 2001-T7 A1, 7.50%, 2/25/41	4,146,109	4,391,567
Trust 2001-T8 A1, 7.50%, 7/25/41	4,332,010	4,586,926
Trust 2001-W3 A, 7.00%, 9/25/41	1,595,927	1,670,830
Trust 2002-W6 2A1, 7.00%, 6/25/42	4,124,145	4,269,862
Trust 2002-W8 A2, 7.00%, 6/25/42	4,858,787	5,140,441
Trust 2003-W2 1A1, 6.50%, 7/25/42	8,819,080	9,269,896
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,605,810	3,832,985
Trust 2003-W4 4A, 7.50%, 10/25/42	5,217,030	5,503,520
Trust 2004-T1 1A2, 6.50%, 1/25/44	8,504,386	8,891,934
Trust 2004-W2 5A, 7.50%, 3/25/44	18,373,367	19,808,573
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	5,240,112	5,427,309
Series 2430 UC, 6.00%, 9/15/16	8,021,445	8,164,599
Series 1078 GZ, 6.50%, 5/15/21	945,726	970,629
Series (GN) 16 PK, 7.00%, 8/25/23	10,769,008	11,238,604
Series T-48 1A4, 5.538%, 7/25/33	66,326,946	65,420,031
Series T-051 1A, 6.50%, 9/25/43	421,592	430,066
Series T-59 1A1, 6.50%, 10/25/43	26,531,901	26,954,177

		220,968,660

DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 11.2%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	$16,693,355	$16,984,642
Fannie Mae, 15 Year
5.50%, 4/1/18-1/1/21	62,155,156	63,167,185
6.00%, 12/1/13-3/1/22	214,497,744	219,449,603
6.50%, 1/1/13-11/1/18	113,809,362	118,242,599
7.00%, 7/1/11-11/1/18	8,534,170	8,947,088
7.50%, 9/1/15-8/1/17	38,747,120	40,759,346
Fannie Mae, 20 Year
5.50%, 1/1/23	14,165,096	14,240,329
6.50%, 1/1/22-10/1/26	24,001,871	24,678,235
Fannie Mae, 30 Year
6.00%, 8/25/32-11/1/35	284,386,734	289,561,965
6.50%, 12/1/32-11/1/37	363,222,477	372,947,796
7.00%, 8/1/37	24,124,053	25,233,883
7.50%, 8/1/10-7/1/19	13,278	13,620
8.00%, 1/1/09	177	178
Fannie Mae, Hybrid ARM
3.843%, 6/1/34	44,035,500	44,667,302
4.426%, 7/1/33	26,368,844	26,326,575
4.67%, 9/1/34	14,616,476	14,742,721
4.746%, 3/1/35	16,881,809	16,985,598
4.751%, 12/1/34-1/1/35	23,495,193	23,679,171
4.834%, 8/1/35	9,545,332	9,639,551
5.057%, 7/1/35	41,668,327	41,286,612
5.295%, 1/1/36	51,098,207	51,544,158
5.555%, 5/1/36	46,328,892	47,196,637
6.003%, 1/1/35	7,350,665	7,426,669
Fannie Mae, Multifamily DUS
Pool 555728, 4.02%, 8/1/13	329,949	314,767
Pool 555162, 4.826%, 1/1/13	14,890,172	14,716,170
Pool 760762, 4.89%, 4/1/12	16,115,000	16,056,570
Pool 555316, 4.917%, 2/1/13	4,291,430	4,257,632
Pool 735387, 4.926%, 4/1/15	12,176,553	11,909,150
Pool 555148, 4.976%, 1/1/13	3,672,729	3,649,764
Pool 555806, 5.096%, 10/1/13	3,267,481	3,249,604
Pool 461628, 5.32%, 4/1/14	10,265,918	10,281,710
Pool 462086, 5.355%, 11/1/15	27,996,127	27,770,225
Pool 545316, 5.629%, 12/1/11	4,723,567	4,799,036
Pool 545387, 5.897%, 1/1/12	5,533,099	5,660,556
Pool 545685, 5.931%, 4/1/12	22,992,623	23,552,030
Pool 545258, 5.942%, 11/1/11	858,513	877,903
Pool 380735, 5.965%, 10/1/08	5,251,742	5,233,793
Pool 323492, 6.08%, 1/1/09	1,868,074	1,862,046
Freddie Mac, 30 Year
8.00%, 11/1/10	111	113
8.25%, 2/1/17	40	41
8.75%, 5/1/10	5,496	5,627
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	72,123,577	73,599,703
6.50%, 7/1/14-3/1/18	45,772,869	47,379,264
7.00%, 12/1/08-4/1/15	309,075	320,406
7.75%, 7/25/21	1,217,090	1,315,551

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	$45,490,245	$46,761,432
Freddie Mac Gold, 30 Year
6.00%, 6/1/35	46,046,916	46,887,186
6.50%, 9/1/18-4/1/33	92,417,626	95,595,772
7.47%, 3/17/23	348,270	373,285
8.50%, 1/1/23	12,692	13,712
Freddie Mac Gold, Hybrid ARM
3.795%, 5/1/34	16,419,575	16,382,531
4.806%, 10/1/35	25,582,048	25,662,820
4.84%, 5/1/35	77,370,454	77,852,833
5.39%, 11/1/35	46,603,570	47,054,724
6.319%, 11/1/36	31,567,925	32,659,919
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	3,757,131	4,045,347
7.97%, 4/15/20-1/15/21	1,991,225	2,172,048

		2,129,994,733
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	3,102,278	3,270,548

		2,354,233,941
ASSET-BACKED SECURITIES: 0.1%
STUDENT LOAN: 0.1%
SLM Student Loan Trust
Series 2006-09 A2, 2.80%, 4/25/17	10,450,627	10,450,554
Series 2006-10 A2, 2.81%, 10/25/17	13,968,498	13,926,478

		24,377,032
CORPORATE: 13.3%
FINANCIALS: 5.9%
American International Group, Inc.(d)
8.25%, 8/15/18	29,000,000	16,848,217
Bank of America Corp.
5.30%, 3/15/17	50,000,000	41,534,950
8.00%, 12/15/26(c) (callable)	17,355,000	14,845,432
5.625%, 3/8/35(c)	10,000,000	6,567,940
6.625%, 5/23/36(c)	41,040,000	31,733,318
Boston Properties, Inc.
6.25%, 1/15/13	27,070,000	27,027,677
5.625%, 4/15/15	29,500,000	27,703,346
5.00%, 6/1/15	2,890,000	2,644,568
Capital One Financial Corp. 6.75%, 9/15/17	60,630,000	53,372,407
CIGNA Corp.
7.65%, 3/1/23	9,745,000	9,605,358
7.875%, 5/15/27	12,970,000	13,055,083
8.30%, 1/15/33	9,050,000	9,309,672
6.15%, 11/15/36	5,500,000	4,633,640
Citigroup, Inc. 6.125%, 11/21/17	35,000,000	29,661,625
General Electric Co. 2.931%, 11/1/12	190,000,000	167,837,036
GMAC, LLC
6.875%, 9/15/11	207,200,000	91,168,000
6.875%, 8/28/12	20,691,000	8,379,855
8.00%, 11/1/31	209,640,000	81,759,600

PAGE 7 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Health Net, Inc. 6.375%, 6/1/17	$18,675,000	$14,006,250
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	23,000,000	19,049,911
6.50%, 9/15/37	45,000,000	38,270,925
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	28,187,000	26,253,626
5.85%, 8/1/35	5,955,000	4,111,642
Kaupthing Bank HF(b),(d),(h) (Iceland) 7.125%, 5/19/16	65,060,000	30,922,782
Liberty Mutual Group, Inc. 4.875%, 2/1/10	15,131,000	14,906,743
SLM Corp. 8.45%, 6/15/18	50,000,000	34,000,000
Travelers Cos., Inc.
5.00%, 3/15/13	10,250,000	9,886,146
5.50%, 12/1/15	9,160,000	8,635,865
6.25%, 6/20/16	22,000,000	21,319,848
Unum Group
7.625%, 3/1/11	8,426,000	8,604,378
6.85%, 11/15/15(d)	10,200,000	9,835,595
7.19%, 2/1/28	8,500,000	7,115,724
7.25%, 3/15/28	12,130,000	10,630,012
6.75%, 12/15/28	11,633,000	9,801,279
Wachovia Corp.
2.929%, 4/23/12	186,000,000	120,756,036
6.00%, 11/15/17	46,000,000	33,986,640
WellPoint, Inc.
5.00%, 12/15/14	13,070,000	11,946,568
5.25%, 1/15/16	50,000,000	46,055,850
5.875%, 6/15/17	1,275,000	1,180,204

		1,118,963,748
INDUSTRIALS: 6.0%
Boston Scientific Corp.
5.45%, 6/15/14	24,085,000	22,519,475
6.25%, 11/15/15	1,075,000	1,013,188
6.40%, 6/15/16	21,905,000	20,809,750
Comcast Corp.
5.30%, 1/15/14	63,050,000	57,789,738
5.85%, 11/15/15	26,500,000	24,414,450
5.90%, 3/15/16	3,180,000	2,914,642
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	70,375,455
5.50%, 10/1/15	4,815,000	4,405,821
5.875%, 12/1/16(d)	25,145,000	23,214,820
Dillard’s, Inc.
7.85%, 10/1/12	14,000,000	12,320,000
7.13%, 8/1/18	10,831,000	6,877,685
7.875%, 1/1/23	8,860,000	5,316,000
7.75%, 7/15/26	50,000	28,500
7.75%, 5/15/27	550,000	324,500
7.00%, 12/1/28	15,490,000	8,674,400
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	33,290,419
7.375%, 11/1/29	20,170,000	19,551,144
Ford Motor Credit Co.(g)
7.375%, 2/1/11	166,700,000	110,768,983
7.25%, 10/25/11	118,160,000	74,958,941

	PAR VALUE	VALUE
HCA, Inc.
8.75%, 9/1/10	$27,750,000	$27,333,750
7.875%, 2/1/11	23,798,000	22,965,070
6.95%, 5/1/12	50,090,000	46,333,250
6.30%, 10/1/12	11,400,000	9,832,500
6.25%, 2/15/13	47,740,000	39,862,900
6.75%, 7/15/13	27,400,000	23,016,000
5.75%, 3/15/14	20,420,000	15,927,600
6.50%, 2/15/16	12,000,000	9,510,000
Lafarge SA(b) (France) 6.50%, 7/15/16	33,715,000	30,505,590
Liberty Media Corp.
8.50%, 7/15/29	32,630,000	23,057,989
8.25%, 2/1/30	25,143,000	17,723,071
Macy’s, Inc.
7.625%, 8/15/13	5,900,000	5,689,990
7.45%, 10/15/16	11,675,000	10,667,448
6.65%, 7/15/24	12,895,000	10,167,695
6.90%, 4/1/29	8,080,000	6,318,398
6.90%, 1/15/32	55,984,000	44,054,313
6.70%, 7/15/34	8,380,000	6,666,466
Sprint Nextel Corp.
6.00%, 12/1/16	39,585,000	30,480,450
6.875%, 11/15/28	10,085,000	6,756,950
Time Warner, Inc.
7.625%, 4/15/31	90,055,000	79,228,102
7.70%, 5/1/32	55,490,000	48,107,539
Xerox Corp. 6.875%, 8/15/11	126,380,000	127,339,224

		1,141,112,206
TRANSPORTATION: 1.4%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,320,000	6,832,224
8.251%, 1/15/21	1,286,999	1,405,004
4.967%, 4/1/23	12,494,443	11,620,506
5.72%, 1/15/24	23,742,449	23,057,230
5.629%, 4/1/24	27,313,120	26,380,494
5.342%, 4/1/24	17,629,321	16,359,696
5.996%, 4/1/24	23,750,283	23,602,043
CSX Corp. 9.75%, 6/15/20	5,351,000	6,041,862
FedEx Corp. 6.72%, 7/15/23	16,017,000	16,432,587
Norfolk Southern Corp.
7.70%, 5/15/17	10,000,000	10,819,680
9.75%, 6/15/20	7,389,000	9,226,919
Union Pacific Corp.
6.125%, 1/15/12	15,720,000	16,004,406
6.50%, 4/15/12	3,550,000	3,596,349
5.375%, 5/1/14	2,935,000	2,856,756
4.875%, 1/15/15	8,320,000	7,732,059
6.33%, 1/2/20	29,968,939	31,315,823
5.866%, 7/2/30	36,638,899	36,356,413
6.176%, 1/2/31	22,981,765	23,249,016

		272,889,067

		2,532,965,021

TOTAL FIXED INCOME SECURITIES (Cost $5,828,390,866)		$5,165,922,142

DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$18,446,049	$18,446,049

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(f) 1.60%, 10/1/08, maturity value $207,975,243	207,966,000	207,966,000

TOTAL SHORT-TERM INVESTMENTS (Cost $226,412,049)		$226,412,049

TOTAL INVESTMENTS (Cost $22,110,611,878)	99.7%	$18,947,078,998
OTHER ASSETS LESS LIABILITIES	0.3%	57,436,620

NET ASSETS	100.0%	$19,004,515,618

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, all such securities in total represented $114,111,833 or 0.6% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 12/31/08; and Freddie Mac 0.00%, 12/30/08. Total collateral value is $212,126,933.
(g)	Subsidiary (see Note below)
(h)

On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority, which has appointed a resolution committee to oversee the affairs of Kaupthing, including supervision of its assets and business operations.

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX BALANCED FUND

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$13,573,190,856
Level 2: Other Significant Observable Inputs	5,373,888,142
Level 3: Significant Unobservable Inputs	—

Total	$18,947,078,998

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $3,163,532,880, of which $1,846,260,116 represented appreciated securities and $5,009,792,996 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

DODGE & COX BALANCED FUND ▪ PAGE 10

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 11 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of September 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/08 IF QR       Printed on recycled paper

2008

Third Quarter Report

September 30, 2008

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of negative 3.8% for the third quarter of 2008, compared to negative 0.5% for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term returns appear on page four. At quarter end, the Fund had net assets of $14.9 billion with a cash position of 2.5%.

The U.S. capital markets continue to experience a period of extraordinary turmoil, marked by liquidity and credit concerns in the financial sector and a series of government interventions. This has been a difficult period for investors in the Fund. As fellow Fund shareholders, Dodge & Cox employees share in the recent disappointing results.

MARKET COMMENTARY

A slowing economy, falling housing market, and eroding confidence in the financial sector intensified the year-old credit crisis and led to a series of extraordinary events in September, starting with the U.S. government placing the mortgage giants Fannie Mae and Freddie Mac into conservatorship. Days later the government denied aid to ailing investment bank Lehman Brothers, which was forced to declare bankruptcy. This prompted a hurried sale of Merrill Lynch to Bank of America and a swift decision by Goldman Sachs and Morgan Stanley to convert to bank holding companies. The U.S. government provided insurance leader American International Group (AIG) with a secured $85 billion loan in exchange for an 80% equity stake. It also orchestrated sales of two large commercial banks: Washington Mutual’s assets were purchased by JPMorgan Chase, and three days later Citigroup announced it would take over the bulk of Wachovia’s assets and liabilities. (After quarter end, Wells Fargo announced it would acquire all of Wachovia: a takeover battle ensued, and Wells Fargo has prevailed.) Recognizing the need for a broader, systemic solution, the U.S. Treasury and Federal Reserve proposed the Troubled Asset Relief Program (TARP) to use up to $700 billion of public funds to buy troubled mortgage (and other) assets from financial institutions with U.S. operations. Post-quarter end, the U.S. Treasury announced that up to $250 billion of TARP assets would be used to make direct equity investments in financial institutions.

The effect of these events on financial markets was dramatic: equity markets tumbled, credit markets encountered extreme turbulence, and the short-term debt markets seized. In the latter case, short-term interbank lending dried up, and the overnight LIBOR rate (a benchmark of confidence within the banking system) spiked to an all-time high of 6.88% at quarter end. The commercial paper market, the primary avenue for large non-bank companies to access short-term funds for operating purposes, was crimped by isolated incidents of distress in money market funds—typically the largest purchasers of this short-term corporate debt. Only the U.S. Treasury and Government-Sponsored Enterprise-guaranteed1 Mortgage-Backed Securities (GSE MBS) sectors posted positive returns for the quarter and, in both cases, these returns were relatively modest (2.3% and 1.9% respectively, as measured by Lehman Brothers indices). In contrast, the Lehman Corporate Index registered a return of negative 7.8% for the quarter.

There were signs during the quarter of these credit market problems causing growing distress in the “real” (non-financial) economy: U.S. macroeconomic conditions deteriorated as home prices continued to decline, the labor market worsened (unemployment rate over 6% and 300,000 jobs lost), and consumer spending stagnated. In particular, auto sales experienced a precipitous decline. Relief was visible only in a broad retreat in oil prices (from $145 a barrel intra-quarter to $100 as of quarter end) and a resilient export sector.

INVESTMENT STRATEGY

The Fund’s disappointing results reflect the difficulties of navigating an environment where substantial market moves are driven by fear and uncertainty rather than an appraisal of long-term investment fundamentals. Though it is clear the current environment is unique in its depth, severity, and velocity, Dodge & Cox has managed investments through challenging periods in the past, successfully applying our investment approach to find long-term opportunities arising from short-term uncertainties. We have every confidence this approach will see the Fund through the current distress as well.

PAGE 1 ▪ DODGE & COX INCOME FUND

The Fund was positioned as of quarter end with a significant 60.5% combined weighting in GSE-guaranteed MBS, U.S. Treasuries and Agencies, and cash, all of which have minimal risk of permanent principal loss. The vast majority of this exposure is in GSE-guaranteed MBS, where we believe historically high yield premiums and solid cash flows make an attractive investment opportunity.

Investments in GSE-guaranteed MBS

Recent developments (primarily the placement of the GSEs into federal conservatorship) have affected two of the risks2—credit and prepayment risk—of GSE MBS in different ways. Though these securities are still not “full faith and credit” obligations, the credit risk of the GSEs has been greatly reduced with the government taking control of these two organizations through conservatorship.

On the other hand, with an expressly diminished profit orientation, the GSE’s public policy missions have become paramount and prepayment risk may increase. In the year leading up to their being placed in conservatorship, the GSEs had tightened underwriting procedures and raised their fees for certain loans to better align them with the risks assumed in guaranteeing various types of mortgages and to restore capital to the organizations over time. These policies had the effect of raising mortgage rates and reducing the attractiveness of refinancing for a growing percentage of homeowners, particularly those with lower credit scores or diminished/non-existent home equity cushions. The result was a period of very low prepayment rates on GSE MBS.

This low prepayment environment could be threatened by a federally mandated relaxation of these new practices and fees in order to spur broader refinancing savings among homeowners and greater access to mortgage finance for home purchases. This raises the possibility of increased prepayment risk (e.g., earlier-than-expected return of principal in lower interest rate environments, requiring reinvestment at lower-than-expected rates) on existing MBS. Some small policy changes that could alter the prepayment environment have already been made, and others may be in the offing. However, we are comforted by inexpensive MBS valuations and low dollar price premiums of the Fund’s MBS holdings that leave room for a moderate increase in prepayments without a significant negative impact to their total return prospects. Furthermore, we would expect policymakers to exercise prudence with any relaxation of lending practices as taxpayer funds are at risk if borrowers default.

Investments in Corporates

The current environment has affected the corporate sector most deeply, particularly financial institutions and lower-rated industrial companies. Corporations, whether in the financial sector or not, are being challenged from two sides: financing their businesses amidst a severe credit crunch and facing the growing likelihood of a recession. Nevertheless, the magnitude of the recent market movement—the price of U.S. investment grade corporate debt fell, on average, by 8.3 percentage points in September alone—strikes us as an exaggerated response to these challenges.

We believe that the fear and uncertainty currently gripping the credit markets mask the long-term prospects for the Fund’s Corporate holdings (37.3% of the Fund at quarter end), and we see opportunities to benefit from this disconnect. We have maintained the Fund’s Corporate bond positioning through this period of dislocation and have sought out new opportunities as well.

Financial Sector Investments

In light of historically compelling valuations, a significant portion of the Fund is invested in debt securities within the Financials sector. The changes to this industry in just a matter of months have been tectonic, and we have a deep and experienced team of analysts monitoring these developments and the Fund’s investments. Among banks, we have generally concentrated the Fund’s holdings in large, “systemically important” banks that feature diverse sources of revenue, large deposit bases, and reasonable access to funding to allow them to withstand the current environment. Further, four of these holdings recently received equity injections from the U.S. Treasury. The Fund’s insurance company holdings are generally market leaders in their respective areas with conservative management, relatively “clean” asset portfolios, and strong underlying profitability. Although the current market volatility and loss of confidence is creating much near-term uncertainty for many finance issuers, we believe that the long-term fundamentals and distressed pricing that

DODGE & COX INCOME FUND ▪ PAGE 2

accompany many issuers in this sector make a compelling long-term investment opportunity.

Recent policy actions of the U.S. Treasury and Federal Reserve have focused on the financial sector and are intended to stabilize the U.S. financial system and rebuild confidence in it. We believe that many of the Fund’s Financials sector holdings stand to benefit from these policy actions. Nevertheless, we have intensified research efforts on analyzing companies’ near-term liquidity, their access to funding in this stressed environment, and their potential vulnerability to rating agency downgrades. Further, as “regulatory risk” has emerged with a vengeance, we have been revisiting companies in regulated industries to reevaluate potential risks in this new environment.

IN CLOSING

Dodge & Cox’s investment approach is to select securities for the Fund by combining in-depth fundamental research—sometimes in out-of-favor areas—with an assessment of value over a three-to-five year investment horizon. The current market environment presents extraordinary challenges and opportunities for the fixed income investor. We believe Dodge & Cox has the people and processes in place to meet the former and take advantage of the latter.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

November 4, 2008

THIRD QUARTER PERFORMANCE REVIEW

The Fund lagged the LBAG by 3.3% for the third quarter, influenced by the following factors:

▪

The Fund’s significant Corporate overweight (19.7 percentage points greater than the LBAG at the beginning of the quarter) detracted meaningfully from relative returns as Corporates underperformed comparable-duration[3] Treasuries by an unprecedented 10.3% for the quarter.

▪

Several Corporate holdings performed extremely poorly, particularly Ford Motor Credit and Financials sector holdings AIG (purchased during the quarter), GMAC, SLM Corp., and Kaupthing Bank. (After quarter end, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority, which has appointed a resolution committee. The bonds have reduced liquidity and trade at distressed levels).

▪	The Fund’s significant underweight of the U.S. Treasury sector hindered relative returns given that Treasury yields fell by 15–65 basis points[4] (depending on maturity).
▪	On the positive side, the Fund’s yield advantage over the LBAG benefited relative returns, and the Fund’s MBS holdings (all GSE-guaranteed) performed relatively well.

[1]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[2]	The Fund may be subject to a variety of risks in addition to those described above (e.g., interest rate risk—rising rates would negatively impact the fixed income securities held by the Fund).
[3]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[4]	One basis point is equal to 1/100th of 1%.

PAGE 3 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON SEPTEMBER 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED SEPTEMBER 30, 2008

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	-2.26%	2.58%	4.89%
Lehman Brothers Aggregate Bond Index (LBAG)	3.66	3.79	5.20

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	September 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$11.58
Total Net Assets (billions)	$14.9
30-Day SEC Yield(a)	6.84%
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.44%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	10%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 15 years.

ASSET ALLOCATION

PORTFOLIO CHARACTERISTICS	Fund	LBAG
Number of Fixed Income Securities	478	9,420
Effective Maturity (years)	6.2	7.1
Effective Duration (years)	3.8	4.5

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Ford Motor Credit Co.	2.5%
HCA, Inc.	2.5
Wachovia Corp.	2.3
Time Warner, Inc.	2.1
Xerox Corp.	1.9

SECTOR DIVERSIFICATION	Fund	LBAG
U.S. Treasury & Government Related	8.0%	32.6%
Mortgage-Related Securities	50.0	40.1
Asset-Backed Securities/CMBS(b)	2.2	5.3
Corporate	37.3	18.0
Non-Corporate Yankee	0.0	4.0
Cash Equivalents	2.5	0.0

CREDIT QUALITY(d)	Fund	LBAG
U.S. Government & Government Related	57.9%	72.5%
Aaa	2.4	7.9
Aa	6.4	4.3
A	7.5	8.2
Baa	13.8	7.1
Ba	2.2	0.0
B	4.8	0.0
Caa	2.5	0.0
Cash Equivalents	2.5	0.0
Average Quality	Aa2	Aa1

MATURITY DIVERSIFICATION	Fund	LBAG
0-1 Years to Maturity	8.1%	0.0%
1-5	39.9	41.3
5-10	42.8	46.6
10-15	1.0	4.3
15-20	1.0	1.9
20-25	5.4	2.2
25 and Over	1.8	3.7

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell, or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be Aa3. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES: 97.5%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 8.0%
U.S. TREASURY: 5.2%
U.S. Treasury Notes
3.125%, 10/15/08	$325,000,000	$325,304,850
3.375%, 12/15/08	150,000,000	150,796,800
3.625%, 7/15/09	300,000,000	304,195,200

		780,296,850
GOVERNMENT RELATED: 2.8%
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	130,271	131,852
Series 92-20B, 8.10%, 2/1/12	187,493	190,552
Series 92-20C, 8.20%, 3/1/12	364,788	371,388
Series 92-20D, 8.20%, 4/1/12	303,579	306,807
Series 92-20G, 7.60%, 7/1/12	670,629	679,608
Series 92-20H, 7.40%, 8/1/12	402,484	407,971
Series 92-20I, 7.05%, 9/1/12	431,906	437,448
Series 92-20J, 7.00%, 10/1/12	691,530	698,039
Series 92-20K, 7.55%, 11/1/12	839,823	850,069
Series 92-20L, 7.45%, 12/1/12	421,241	426,674
Series 93-20B, 7.00%, 2/1/13	493,518	499,712
Series 93-20C, 6.50%, 3/1/13	1,693,142	1,711,430
Series 93-20D, 6.75%, 4/1/13	591,948	597,744
Series 93-20E, 6.55%, 5/1/13	2,444,290	2,467,221
Series 93-20F, 6.65%, 6/1/13	834,658	843,477
Series 93-20L, 6.30%, 12/1/13	1,286,779	1,300,248
Series 94-20A, 6.50%, 1/1/14	1,474,220	1,492,628
Series 94-20D, 7.70%, 4/1/14	373,948	381,400
Series 94-20E, 7.75%, 5/1/14	1,460,015	1,491,276
Series 94-20F, 7.60%, 6/1/14	953,519	974,209
Series 94-20G, 8.00%, 7/1/14	606,261	621,708
Series 94-20H, 7.95%, 8/1/14	529,026	543,033
Series 94-20I, 7.85%, 9/1/14	514,789	528,741
Series 94-20K, 8.65%, 11/1/14	569,084	586,828
Series 94-20L, 8.40%, 12/1/14	485,690	500,758
Series 95-20A, 8.50%, 1/1/15	187,462	193,684
Series 95-20C, 8.10%, 3/1/15	405,602	419,036
Series 97-20E, 7.30%, 5/1/17	1,072,358	1,107,851
Series 97-20J, 6.55%, 10/1/17	1,600,347	1,638,470
Series 98-20C, 6.35%, 3/1/18	5,573,828	5,693,711
Series 98-20H, 6.15%, 8/1/18	1,997,273	2,034,557
Series 98-20L, 5.80%, 12/1/18	1,314,909	1,323,925
Series 99-20C, 6.30%, 3/1/19	1,477,555	1,505,344
Series 99-20G, 7.00%, 7/1/19	3,463,988	3,585,770
Series 99-20I, 7.30%, 9/1/19	997,475	1,038,603
Series 01-20G, 6.625%, 7/1/21	9,211,980	9,532,299
Series 01-20L, 5.78%, 12/1/21	21,649,391	21,967,644
Series 02-20L, 5.10%, 12/1/22	5,654,339	5,604,094
Series 04-20L, 4.87%, 12/1/24	6,753,615	6,568,577
Series 05-20B, 4.625%, 2/1/25	8,656,939	8,275,108
Series 05-20C, 4.95%, 3/1/25	5,840,220	5,691,470
Series 05-20E, 4.84%, 5/1/25	17,654,798	17,120,715
Series 05-20G, 4.75%, 7/1/25	16,166,593	15,555,422
Series 05-20I, 4.76%, 9/1/25	17,934,172	17,229,187

	PAR VALUE	VALUE
Series 06-20A, 5.21%, 1/1/26	$18,462,564	$18,066,582
Series 06-20B, 5.35%, 2/1/26	5,475,896	5,452,911
Series 06-20C, 5.57%, 3/1/26	27,542,913	27,712,261
Series 06-20G, 6.07%, 7/1/26	47,976,902	49,293,101
Series 06-20J, 5.37%, 10/1/26	16,962,933	16,904,899
Series 06-20L, 5.12%, 12/1/26	13,128,522	12,855,667
Series 07-20A, 5.32%, 1/1/27	26,233,242	26,002,376
Series 07-20C, 5.23%, 3/1/27	39,632,874	38,889,991
Series 07-20D, 5.32%, 4/1/27	41,701,533	41,342,921
Series 07-20G, 5.82%, 7/1/27	28,856,827	29,429,442

		411,076,439

		1,191,373,289
MORTGAGE-RELATED SECURITIES: 50.0%
FEDERAL AGENCY CMO & REMIC: 3.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	356,902	385,677
Trust 1997-2Z, 7.50%, 6/15/27	26,476,380	28,260,861
Trust 1998-1 1A, 8.189%, 3/15/28	972,650	1,043,211
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	2,858,941	2,874,317
Trust 1998-58 PX, 6.50%, 9/25/28	2,429,602	2,470,535
Trust 1998-58 PC, 6.50%, 10/25/28	14,098,665	14,525,854
Series 2001-69 PQ, 6.00%, 12/25/31	21,524,047	21,839,392
Trust 2002-33 A1, 7.00%, 6/25/32	4,888,384	5,076,283
Series 2008-24 GD, 6.50%, 3/25/37	49,302,763	50,511,243
Trust 2001-T4 A1, 7.50%, 7/25/41	4,208,606	4,480,363
Trust 2001-T10 A1, 7.00%, 12/25/41	6,784,270	7,049,284
Trust 2002-90 A1, 6.50%, 6/25/42	9,001,458	9,398,234
Trust 2002-W6 2A1, 7.00%, 6/25/42	7,361,929	7,622,046
Trust 2002-W8 A2, 7.00%, 6/25/42	3,907,246	4,133,742
Trust 2003-W2 1A2, 7.00%, 7/25/42	23,309,101	24,777,632
Trust 2003-W4 3A, 7.00%, 10/25/42	7,049,220	7,311,212
Trust 2003-07 A1, 6.50%, 12/25/42	9,259,935	9,519,471
Trust 2003-W1 1A1, 6.50%, 12/25/42	14,456,222	14,842,174
Trust 2003-W1 2A, 7.50%, 12/25/42	6,520,775	6,773,365
Trust 2004-W2 5A, 7.50%, 3/25/44	29,094,078	31,366,715
Trust 2004-W8 3A, 7.50%, 6/25/44	17,998,592	19,429,113
Trust 2005-W1 1A3, 7.00%, 10/25/44	16,399,482	17,412,149
Trust 2001-79 BA, 7.00%, 3/25/45	2,105,986	2,180,545
Trust 2006-W1 1A1, 6.50%, 12/25/45	2,187,109	2,242,956
Trust 2006-W1 1A2, 7.00%, 12/25/45	14,564,529	15,142,767
Trust 2006-W1 1A3, 7.50%, 12/25/45	227,603	235,095
Trust 2006-W1 1A4, 8.00%, 12/25/45	16,990,038	17,784,540
Trust 2007-W10 1A, 6.163%, 8/25/47	96,726,999	98,026,972
Trust 2007-W10 2A, 6.139%, 8/25/47	26,218,439	26,591,186
Freddie Mac
Series 1601 PJ, 6.00%, 10/15/08	113,675	113,568
Series 2439 LG, 6.00%, 9/15/30	4,688,810	4,731,687
Series 3312 AB, 6.50%, 6/15/32	30,518,609	31,652,958
Series T-48 1A, 7.088%, 7/25/33	6,513,572	6,726,518
Ginnie Mae Series 1999-29 PB, 7.25%, 7/16/28	1,492,418	1,513,244

		498,044,909

DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 46.6%
Fannie Mae, 10 Year 6.00%, 11/1/16	$15,471,573	$15,918,018
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/22	364,091,033	370,078,373
6.00%, 4/1/13-8/1/22	862,401,846	881,263,413
6.50%, 11/1/12-11/1/18	137,916,334	143,382,987
7.00%, 12/1/10-12/1/11	577,434	596,406
7.50%, 11/1/14-8/1/17	13,255,586	13,948,262
Fannie Mae, 20 Year
6.00%, 2/1/28	60,929,281	61,931,402
6.50%, 4/1/19-10/1/24	49,334,528	51,063,557
Fannie Mae, 30 Year
5.50%, 10/1/33-8/1/35	388,499,157	388,956,592
6.00%, 11/1/28-3/1/36	1,185,022,976	1,207,021,757
6.50%, 12/1/32-5/1/38	759,551,438	777,757,046
7.00%, 4/1/32-12/1/37	321,191,209	335,697,130
8.00%, 1/1/12	63,654	66,664
Fannie Mae, Hybrid ARM
3.933%, 10/1/33	19,199,497	19,035,514
4.129%, 12/1/36	28,272,393	28,079,971
4.198%, 9/1/34	14,937,117	15,098,583
4.233%, 1/1/35	14,842,686	14,559,834
4.469%, 7/1/34	17,728,918	17,849,024
4.485%, 1/1/35	11,368,189	11,407,106
4.486%, 1/1/35	44,336,977	44,629,676
4.50%, 6/1/35-7/1/35	21,579,231	21,632,628
4.528%, 8/1/34	20,488,939	20,211,886
4.602%, 10/1/34	17,356,280	17,591,568
4.629%, 8/1/35	18,017,826	18,036,454
4.644%, 1/1/36	30,148,519	30,260,742
4.692%, 8/1/34	4,123,213	4,193,838
4.734%, 7/1/35	14,589,790	14,625,372
4.735%, 7/1/35	13,851,637	13,884,403
4.76%, 10/1/35	25,101,761	25,119,063
4.778%, 8/1/35	44,427,280	44,446,940
4.792%, 1/1/36	24,533,641	24,788,952
4.796%, 11/1/36	19,608,402	19,656,008
4.859%, 12/1/35	16,997,804	17,094,211
4.90%, 10/1/35	13,278,732	13,317,340
4.991%, 4/1/35	23,106,363	23,213,452
5.00%, 9/1/35	18,616,861	18,653,886
5.03%, 7/1/35	110,720,208	109,653,280
5.076%, 7/1/35	15,610,411	15,796,404
5.221%, 1/1/37	27,320,610	27,484,534
5.278%, 11/1/35	15,692,031	15,634,772
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	13,122,656
Pool 555162, 4.826%, 1/1/13	14,571,097	14,400,823
Pool 555191, 4.858%, 2/1/13	14,721,558	14,558,641
Pool 545892, 5.235%, 10/1/12	43,291,078	43,451,589
Pool 888559, 5.425%, 6/1/17	36,484,406	36,052,276
Pool 888015, 5.549%, 11/1/16	47,782,239	47,957,629
Pool 555172, 5.677%, 12/1/12	2,527,523	2,571,111
Pool 545987, 5.848%, 9/1/12	21,451,279	21,975,152

	PAR VALUE	VALUE
Pool 545685, 5.931%, 4/1/12	$21,902,491	$22,435,375
Pool 545708, 6.055%, 5/1/12	2,485,386	2,566,009
Pool 545547, 6.095%, 3/1/12	12,483,913	12,934,972
Pool 545527, 6.113%, 2/1/12	8,802,329	9,055,177
Pool 545209, 6.13%, 10/1/11	23,799,341	24,432,239
Pool 545059, 6.224%, 5/1/11	22,163,610	22,751,373
Pool 545179, 6.253%, 9/1/11	16,670,580	17,168,488
Pool 323822, 6.380%, 7/1/09	1,170,798	1,173,995
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	7,317,893	7,452,938
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-0/1/20	124,904,798	126,664,327
6.00%, 4/1/13-2/1/22	151,532,782	154,436,904
6.50%, 2/1/11-9/1/18	50,733,078	52,615,414
7.00%, 11/1/08-3/1/12	736,112	763,586
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	61,654,924	61,849,702
6.00%, 7/1/25	14,516,392	14,803,809
6.50%, 7/1/21-10/1/26	37,040,281	38,101,965
Freddie Mac Gold, 30 Year
6.00%, 2/1/33-3/1/35	96,868,168	98,581,980
6.50%, 5/1/17-3/1/38	422,714,670	433,625,190
7.00%, 4/1/31	17,903,697	18,899,734
7.90%, 2/17/21	2,187,569	2,371,130
Freddie Mac Gold, Hybrid ARM
4.149%, 1/1/35	13,758,754	13,852,781
4.312%, 8/1/34	9,439,157	9,460,040
4.324%, 3/1/35	8,440,493	8,367,789
4.403%, 9/1/35	28,388,128	28,332,743
4.41%, 1/1/35	105,410,866	106,983,706
4.494%, 4/1/35	6,724,113	6,764,260
4.614%, 4/1/36	29,762,874	29,632,056
4.649%, 8/1/35	13,834,388	13,708,170
4.70%, 9/1/33	59,951,139	59,939,835
4.712%, 8/1/35	17,140,961	17,145,443
4.723%, 2/1/34	52,271,611	52,438,153
4.827%, 2/1/35	10,183,444	10,183,848
4.855%, 1/1/36	20,161,536	20,223,029
4.861%, 10/1/35	19,138,408	19,238,396
5.136%, 1/1/36	60,015,789	60,773,271
5.163%, 5/1/37	24,793,994	25,075,861
5.293%, 1/1/37	26,687,657	26,873,670
5.338%, 7/1/37	64,813,184	65,159,286
5.449%, 3/1/37	43,404,517	44,145,154
5.531%, 4/1/37	59,703,332	60,625,013
5.85%, 8/1/36	23,701,022	24,074,993
5.923%, 1/1/36	18,051,648	18,296,506
Ginnie Mae, 15 Year 7.00%, 4/15/09	31,636	31,787
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,731,765	1,831,386
7.50%, 9/15/17-5/15/25	5,656,749	6,094,591
7.80%, 6/15/20-1/15/21	1,527,515	1,656,398

		6,941,319,397

PAGE 7 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust(b) Series 2004-4 1A4, 8.50%, 6/25/34	$11,335,090	$12,486,351

		7,451,850,657
ASSET-BACKED SECURITIES: 2.2%
STUDENT LOAN: 2.2%
SLM Student Loan Trust
Series 2008-3 A1, 3.30%, 1/25/14	10,887,228	10,841,839
Series 2007-8 A1, 3.03%, 7/27/15	4,925,626	4,923,286
Series 2006-7 A2, 2.79%, 10/25/16	13,289,428	13,250,544
Series 2006-8 A2, 2.80%, 10/25/16	20,189,232	20,041,386
Series 2005-2 A4, 2.88%, 4/25/17	36,733,985	36,095,365
Series 2007-2 A2, 2.80%, 7/25/17	183,175,000	173,603,483
Series 2007-3 A2, 2.81%, 10/25/17	10,000,000	9,582,046
Series 2006-3A 4, 2.88%, 7/25/19	56,000,000	52,912,065

		321,250,014
CORPORATE: 37.3%
FINANCIALS: 14.4%
American International Group, Inc.(b) 8.25%, 8/15/18	78,800,000	45,780,672
Bank of America Corp.
5.30%, 3/15/17	105,000,000	87,223,395
8.00%, 12/15/26(a) (callable)	14,615,000	12,501,642
5.625%, 3/8/35(a)	21,450,000	14,088,232
6.625%, 5/23/36(a)	64,470,000	49,850,074
Boston Properties, Inc.
6.25%, 1/15/13	74,643,000	74,526,298
5.625%, 4/15/15	35,160,000	33,018,633
5.00%, 6/1/15	17,444,000	15,962,577
Capital One Financial Corp. 6.75%, 9/15/17	130,225,000	114,636,677
CIGNA Corp.
7.00%, 1/15/11	13,665,000	13,973,241
6.375%, 10/15/11	28,755,000	29,340,624
7.65%, 3/1/23	3,597,000	3,545,456
7.875%, 5/15/27	27,840,000	28,022,630
8.30%, 1/15/33	7,445,000	7,658,619
6.15%, 11/15/36	38,000,000	32,014,240
Citigroup, Inc.
6.125%, 11/21/17	77,115,000	65,353,035
4.504%, 5/15/18	161,000,000	130,196,806
GMAC, LLC
6.875%, 9/15/11	443,170,000	194,994,800
6.875%, 8/28/12	43,025,000	17,425,125
8.00%, 11/1/31	155,150,000	60,508,500
Health Net, Inc. 6.375%, 6/1/17	46,160,000	34,620,000
HSBC Holdings PLC(c) (United Kingdom)
6.50%, 5/2/36	41,875,000	34,683,262
6.50%, 9/15/37	78,475,000	66,740,241

	PAR VALUE	VALUE
JPMorgan Chase & Co.(a)
8.75%, 9/1/30	$26,480,000	$24,663,710
5.875%, 3/15/35	14,625,000	10,152,309
5.85%, 8/1/35	22,090,000	15,252,085
Kaupthing Bank HF(b),(c),(f) (Iceland) 7.125%, 5/19/16	118,913,000	56,518,917
Liberty Mutual Group, Inc.
4.875%, 2/1/10	15,225,000	14,999,350
7.25%, 9/1/12	18,122,000	18,856,557
SLM Corp. 8.45%, 6/15/18	124,500,000	84,660,000
Travelers Cos., Inc.
8.125%, 4/15/10	21,575,000	22,417,784
5.00%, 3/15/13	17,118,000	16,510,345
5.50%, 12/1/15	14,152,000	13,342,223
6.25%, 6/20/16	44,360,000	42,988,566
5.75%, 12/15/17	36,040,000	33,427,569
Unum Group
7.625%, 3/1/11	11,496,000	11,739,370
6.85%, 11/15/15(b)	21,150,000	20,394,395
7.19%, 2/1/28	11,640,000	9,744,356
7.25%, 3/15/28	25,730,000	22,548,246
6.75%, 12/15/28	8,005,000	6,744,541
Wachovia Corp.
2.929%, 4/23/12	154,790,000	100,493,693
4.571%, 5/1/13	166,000,000	124,500,000
6.00%, 11/15/17	80,000,000	59,107,200
5.75%, 2/1/18	84,060,000	64,416,859
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,810,926
5.00%, 12/15/14	15,685,000	14,336,796
5.25%, 1/15/16	121,540,000	111,952,560
Wells Fargo & Co. 5.625%, 12/11/17	76,035,000	69,879,435

		2,144,122,571
INDUSTRIALS: 19.7%
AT&T, Inc. 8.00%, 11/15/31	160,005,000	162,045,064
Boston Scientific Corp.
5.45%, 6/15/14	51,258,000	47,926,230
6.25%, 11/15/15	15,000,000	14,137,500
6.40%, 6/15/16	60,317,000	57,301,150
Comcast Corp.
5.30%, 1/15/14	75,090,000	68,825,241
5.85%, 11/15/15	24,985,000	23,018,681
5.90%, 3/15/16	41,765,000	38,279,878
6.50%, 1/15/17	42,020,000	39,492,665
6.30%, 11/15/17	31,370,000	28,844,778
5.875%, 2/15/18	61,380,000	54,728,372
Covidien, Ltd. 6.00%, 10/15/17	32,700,000	32,307,371
Cox Communications, Inc.
5.45%, 12/15/14	114,974,000	107,127,599
5.875%, 12/1/16(b)	78,390,000	72,372,627

DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Dillard’s, Inc.
6.625%, 11/15/08	$5,060,000	$5,047,350
9.50%, 9/1/09	550,000	550,688
7.85%, 10/1/12	1,900,000	1,672,000
7.13%, 8/1/18	24,015,000	15,249,525
7.75%, 7/15/26	21,666,000	12,349,620
7.75%, 5/15/27	12,903,000	7,612,770
7.00%, 12/1/28	28,825,000	16,142,000
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	53,036,198
6.00%, 10/1/12	9,875,000	9,986,479
7.375%, 11/1/29	48,884,000	47,384,141
Ford Motor Credit Co.(e)
7.375%, 2/1/11	305,048,000	202,698,600
7.25%, 10/25/11	235,750,000	149,556,283
7.80%, 6/1/12	38,625,000	23,983,228
7.00%, 10/1/13	2,070,000	1,284,018
General Electric Co.
5.00%, 2/1/13	31,739,000	29,232,159
HCA, Inc.
8.75%, 9/1/10	54,920,000	54,096,200
7.875%, 2/1/11	54,800,000	52,882,000
6.95%, 5/1/12	147,133,000	136,098,025
6.30%, 10/1/12	32,100,000	27,686,250
6.25%, 2/15/13	39,655,000	33,111,925
6.75%, 7/15/13	29,463,000	24,748,920
5.75%, 3/15/14	28,700,000	22,386,000
6.50%, 2/15/16	19,690,000	15,604,325
Lafarge SA(c) (France)
6.50%, 7/15/16	69,585,000	62,961,040
Liberty Media Corp.
8.50%, 7/15/29	40,589,000	28,682,217
8.25%, 2/1/30	99,237,000	69,951,254
Macy’s, Inc.
7.625%, 8/15/13	7,155,000	6,900,318
7.875%, 7/15/15	70,935,000	67,260,283
6.65%, 7/15/24	1,525,000	1,202,461
7.00%, 2/15/28	29,350,000	23,556,486
6.70%, 9/15/28	20,550,000	15,969,549
6.90%, 4/1/29	31,140,000	24,350,857
6.90%, 1/15/32	33,720,000	26,534,571
6.70%, 7/15/34	60,630,000	48,232,438
6.375%, 3/15/37	1,100,000	796,728
Nordstrom, Inc. 6.95%, 3/15/28	12,620,000	11,187,491
Sprint Nextel Corp.
6.00%, 12/1/16	91,530,000	70,478,100
6.90%, 5/1/19	16,110,000	12,485,250
6.875%, 11/15/28	24,290,000	16,274,300
Time Warner, Inc.
7.625%, 4/15/31	197,133,000	173,432,606
7.70%, 5/1/32	155,313,000	134,649,960

	PAR VALUE	VALUE
Wyeth
5.50%, 2/1/14	$110,715,000	$109,748,458
5.50%, 2/15/16	15,000,000	14,639,790
5.45%, 4/1/17	47,445,000	45,850,136
Xerox Corp.
9.75%, 1/15/09	17,375,000	17,664,294
7.125%, 6/15/10	77,900,000	79,685,468
6.875%, 8/15/11	52,650,000	53,049,613
6.40%, 3/15/16	38,716,000	36,055,746
7.20%, 4/1/16	17,996,000	17,950,406
6.75%, 2/1/17	46,321,000	43,713,313
6.35%, 5/15/18	39,865,000	36,440,636

		2,938,509,629
TRANSPORTATION: 3.2%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	7,357,708
4.875%, 1/15/15	7,835,000	7,509,424
7.57%, 1/2/21	21,020,069	22,552,577
8.251%, 1/15/21	6,817,071	7,442,129
5.72%, 1/15/24	28,783,948	27,953,230
5.629%, 4/1/24	40,744,525	39,353,274
5.342%, 4/1/24	9,499,294	8,815,176
5.996%, 4/1/24	51,723,386	51,400,549
CSX Corp.
9.75%, 6/15/20	10,272,000	11,598,208
6.251%, 1/15/23	22,073,281	21,143,671
FedEx Corp.
6.72%, 7/15/23	23,282,894	23,887,006
7.65%, 7/15/24	2,782,404	3,006,864
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	31,891,007
9.75%, 6/15/20	14,188,000	17,717,082
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,498,072
5.375%, 5/1/14	22,886,000	22,275,882
4.875%, 1/15/15	10,764,000	10,003,351
6.85%, 1/2/19	7,290,304	7,802,108
6.70%, 2/23/19	9,125,143	9,508,043
7.60%, 1/2/20	1,635,540	1,765,787
6.061%, 1/17/23	16,040,251	15,907,157
4.698%, 1/2/24	5,922,584	5,356,887
5.082%, 1/2/29	10,764,255	10,123,118
5.866%, 7/2/30	60,737,379	60,269,094
6.176%, 1/2/31	41,423,701	41,905,410

		479,042,814

		5,561,675,014

TOTAL FIXED INCOME SECURITIES (Cost $15,743,476,913)		$14,526,148,974

PAGE 9 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	September 30, 2008

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$15,096,435	$15,096,435

REPURCHASE AGREEMENT: 1.2%
Fixed Income Clearing Corporation(d) 1.60%, 10/1/08, maturity value $175,628,805	175,621,000	175,621,000

TOTAL SHORT-TERM INVESTMENTS (Cost $190,717,435)		$190,717,435

TOTAL INVESTMENTS (Cost $15,934,194,348)	98.8%	$14,716,866,409
OTHER ASSETS LESS LIABILITIES	1.2%	185,855,521

NET ASSETS	100.0%	$14,902,721,930

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, all such securities in total represented $260,589,160 or 1.7% of net assets.

(c)	Security issued by a foreign entity, denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Fannie Mae 0.00%, 12/31/08. Total collateral value is $179,138,344.
(e)	Subsidiary (see Note below)
(f)

On October 9, 2008, Kaupthing Bank requested protection under the Icelandic Financial Supervisory Authority, which has appointed a resolution committee to oversee the affairs of Kaupthing, including supervision of its assets and business operations.

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

DODGE & COX INCOME FUND ▪ PAGE 10

NOTES TO PORTFOLIO OF INVESTMENTS (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Valuation measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$795,393,285
Level 2: Other Significant Observable Inputs	13,921,473,124
Level 3: Significant Unobservable Inputs	—

Total	$14,716,866,409

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized depreciation aggregated $1,217,327,939, of which $96,546,362 represented appreciated securities and $1,313,874,301 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

PAGE 11 ▪ DODGE & COX INCOME FUND

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DODGE & COX INCOME FUND ▪ PAGE 12

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DODGE & COX INCOME FUND ▪ PAGE 14

OFFICERS AND TRUSTEES

John A. Gunn, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

Kenneth E. Olivier, President & Trustee

President, Dodge & Cox

Dana M. Emery, Senior Vice President & Trustee

Executive Vice President, Dodge & Cox

William F. Ausfahl, Independent Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Independent Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Independent Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute and

former Under Secretary for International Affairs, United States Treasury

Will C. Wood, Independent Trustee

Principal, Kentwood Associates, Financial Advisers

Charles F. Pohl, Senior Vice President

Vice President & Chief Investment Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Vice President, Dodge & Cox

David H. Longhurst, Treasurer

Vice President & Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

PAGE 15 ▪ DODGE & COX INCOME FUND